UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06373

Sit Mutual Funds, Inc.

(Exact name of registrant as specified in charter)

80 South Eighth Street

3300 IDS Center

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

80 South Eighth Street

3300 IDS Center

Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 332-3223

Date of fiscal year end: June 30, 2021

Date of reporting period: December 31, 2021

Item 1:	Reports to Stockholders

  Semi-Annual Report

    December 31, 2021

Balanced Fund

Dividend Growth Fund

Global Dividend Growth Fund

Large Cap Growth Fund

ESG Growth Fund

Mid Cap Growth Fund

Small Cap Dividend Growth Fund

Small Cap Growth Fund

International Growth Fund

Developing Markets Growth Fund

Sit Mutual Funds

Sit Mutual Funds STOCK FUNDS SEMI-ANNUAL REPORT TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER

February 4, 2022

Dear Fellow Shareholders:

Global economic growth was relatively resilient in 2021, despite the ongoing struggle to overcome both direct and indirect impacts of the Covid-19 pandemic. Corporate earnings have surprised on the upside over the last several quarters, and we believe the continuation of this trend will be critical in determining the market gains in the year ahead.

Economic Outlook

The approval of Covid-19 vaccines beginning in December 2020 and subsequent inoculations helped unleash pent-up demand and contributed to a sustained rebound in economic activity in 2021. As a result, the consensus real GDP growth forecast for 2021 is now +5.6%, up from +4.0% at the start of the year. U.S. household balance sheets are in excellent shape, at least at the consolidated level, leaving consumers well positioned to fuel the next leg of the expansion. Importantly, job growth has accelerated in recent months, and we expect this to continue as savings rates continue to come down due to the waning impact of government stimulus. A surge in both financial and tangible asset values drove household net worth to an all-time high of $145 trillion at the end of the third quarter. The associated wealth effect and accumulated excess savings of about $2.5 trillion should sustain robust spending. Even so, we project spending on goods (ex. autos) will normalize after housebound consumers, with federal aid in hand, pulled forward the equivalent of about three years’ worth of incremental demand at the prior trendline growth rate. Expenditures on services, a category 1.5 to 2.0 times bigger than goods, is up from an April 2020 low but remains well below its historical trendline. Omicron’s proliferation is knocking demand near term and will likely weigh heavily on first quarter 2022 economic growth. However, services are well-poised for renewed strength once the latest Covid-19 wave ebbs. Despite clear signs that the broad increase in consumer prices is curbing demand, we expect this impact to moderate as inflation decelerates in the year ahead.

We believe inflation will progressively lessen in 2022 against challenging year-over-year comparisons (i.e., “base effect”) but remain above the Federal Reserve’s targeted +2.0% entering 2023. Nonetheless, the global spike in Covid-19 infections has added considerable uncertainty to the supply-demand outlook and its effect on inflation near term. Ultimately, we anticipate easing supply constraints and subsiding demand growth to lead to goods disinflation/deflation, with continued services inflation, notably that driven by housing, a partial offset. Still, tightening U.S. labor conditions could trigger a wage-price spiral and persistent inflation, absent higher productivity. Due to higher inflation expectations, the Fed now intends to taper additional asset purchases to nil by March and to hike the federal funds rate at a much faster pace. Although the Fed kept asset levels steady for three years after quantitative easing between 2012 and 2014, it is now supposedly considering allowing the balance sheet to wind down “naturally” as assets mature. Moreover, the Fed’s hawkish pivot occurred after a peak in market-based inflation expectations and as Covid headwinds were reaccelerating, increasing the possibility of a policy mistake. Nonetheless, we expect the Fed to remain responsive to shifting economic and financial market conditions.

Covid-19 impacts have also influenced economic trends outside the U.S. Even before Omicron became a household name, the Delta variant of Covid-19 was, once again, surging through continental Europe in a summer wave. In the U.K., new Covid-19 cases never truly receded from the summer levels but, instead, remained elevated through the fall and then burst higher in December. The services sector is bearing the brunt of record Omicron-led cases and renewed restrictions, while manufacturing has been resilient. Japan’s GDP growth disappointed in calendar 2021 amid a stop-start dynamic and pandemic-induced supply chain disruptions. Sluggish initial vaccination efforts and a greater dependence on disruption-prone goods exports, such as autos, rendered the economy vulnerable to setbacks. However, Japan’s economy appears better positioned for growth in 2022. China’s economy has slowed sharply in recent months, due largely to prior policy tightening, and may stay growth-challenged near term. We suspect the ongoing deleveraging of China’s property market will be a sizable drag on economic growth in 2022. Moreover, given the Omicron-led Covid-19 outbreak globally, China’s zero-Covid policy could remain in place beyond the February 2022 Winter Olympics and continue hindering the services sector recovery. Ahead of China’s 20th Party Congress in late 2022, top policymakers announced that economic growth stability would be the highest priority in 2022. The scale/scope of policy support should become clearer in the first half, with underutilized fiscal revenue and government bond issuance in 2021 offering capacity for spending to bolster economic growth.

Equity Strategy

Following three exceptional years, we expect moderating equity returns in 2022, as tightening monetary policy challenges equity valuations and corporate earnings growth begins to decelerate. In addition, there are numerous crosscurrents (e.g., Covid, interest rates, mid-term elections, geopolitics, etc.) to sustain the recent uptick in market volatility measures.

Better-than-expected corporate earnings triumphed over accumulating risks and uncertainties to drive U.S. equities higher in 2021. Following steady upward revisions throughout the year, consensus estimates now infer S&P 500® Index bottom-up earnings growth of +51.4% in 2021, up from the +23.2% forecast at the start

2	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

of the year. Thus, the S&P 500® Index returned +28.7% in 2021 on relatively stable valuations, bringing the three-year annualized return of +26.1% to its best level in over two decades. Market momentum has been boosted by fund flows, as investors poured into equities in 2021, prompted by abundant liquidity, rebounding economic activity, positive earnings revisions, the Covid-19 vaccine rollout, the “there-is-no-alternative” effect, a revival in day trading, and combinations thereof. Nearly $1 trillion flowed into global equity mutual funds and ETFs in 2021, more than the cumulative sum for the prior 20-year period. Global M&A deal volume surged to a record $4.1 trillion in 2021, nearly double the average annual amount over the prior ten years. While rising interest rates could dampen activity somewhat, 2022 looks poised for another solid year of dealmaking. Besides M&A, listed companies are increasing stock repurchase programs and dividend payments to bolster share prices. S&P 500® Index constituents bought back an estimated $730 billion in stock in 2021 (up over +40% year over year) and will pay out about $550 billion in dividends (+15%).

We anticipate the combination of decelerating corporate earnings growth and modestly lower valuations due to tighter monetary policy will result in lower overall equity returns in 2022. In addition, market volatility may increase, given the numerous crosscurrents (e.g., Covid-19 trends, interest rates, geopolitics). However, in our view, companies with pricing power will continue to prosper, even if inflation pressures begin to moderate in some areas. Together, these conditions point to an opportunity for stock picking, as company fundamentals become paramount, after the powerful liquidity backdrop that “lifted all boats” for most stocks over the past two years. Specifically, we expect earnings growth to be the key determinant of stock and sector performance in the year ahead.

We expect the technology, healthcare, and capital goods sectors to stand out as best positioned to deliver above-average earnings growth in 2022. The technology sector remains a favorite, as a cyclical pick-up in enterprise spending amplifies several secular growth drivers (e.g., cloud spending, artificial intelligence, digital transformation, etc.). Moreover, capital goods firms are rallying from depressed conditions (first triggered by trade disputes, then Covid-19). We favor firms exposed to accelerating spending in infrastructure, automation, and “electrification” in key end markets, such as autos and renewable energy. Lastly, the aging global population will continue to drive demand for healthcare products and services, with a rebound in key Covid-impacted areas, such as medical devices and hospitals, expected once the current surge in cases subsides and elective procedures advance. In terms of underweights, we have become more cautious on retailers, as stimulus spending is waning and cost pressures (e.g., wages, shipping) continue to squeeze margins.

Dividend-based investment strategies have lagged over the last several years, primarily due to a combination of the unprecedented outperformance in “long duration,” non-dividend-paying growth stocks and the lagging performance of the defensive names within the dividend-paying universe. We believe catalysts are emerging for improved performance of dividend payers over the near-to-intermediate term. First, the expected moderation in broad stock market returns will raise the appeal of incremental returns from dividends. Second, dividend increases have been accelerating for several quarters, and we suspect investors may view companies that are growing dividends as an attractive alternative to bonds if interest rates increase. Finally, we believe the relative price stability (i.e., lower betas) of dividend payers may attract investors as market volatility increases.

For international portfolios, we are overweight equities in China, South Korea, Singapore, and India. The worst of the Covid-19 lockdown is behind us, and the recent surge in Covid cases driven by the Omicron variant only temporarily delays the full reopening of economies. Immunization and restrictions should ultimately contain the spread of the virus and allow for an economic expansion. As a result, we are optimistic on emerging markets and expect stronger earnings growth in 2022. Although we are cautious on China near term, given lingering headwinds, such as still-negative earnings revisions, property market deleveraging, and elevated U.S.-China tensions, the positive policy shift to economic growth stability should lead to an expansion in price-to-earnings multiples. Notably, China’s valuation discounts to global equities are almost at all-time highs. We are maintaining our weight in currently out-of-favor internet stocks and prefer exposure to the reopening trade, mass consumption, capital market reform, and renewables themes as well. Our South Korea holdings are in technology, financials, e-commerce, and electric vehicle battery manufacturers. In Singapore, we favor financials, technology, gaming, and e-commerce sectors. India investments are in the industries of consumer, financials, energy, information services, and industrials.

Roger J. Sit

Chairman, President, CEO and Global CIO

DECEMBER 31, 2021	3

Sit Balanced Fund

OBJECTIVE & STRATEGY

The dual objectives of the Sit Balanced Fund are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks and bonds. The Fund may emphasize either equity securities or fixed-income securities, or hold equal amounts of each, dependent upon the Adviser’s analysis of market, financial and economic conditions.

The Fund’s permissible investment allocation is: 35-65% in equity securities and 35-65% in fixed-income securities. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.

Fund Performance

The Sit Balanced Fund’s return for the 6-month period ended December 31, 2021 was +6.95%. The S&P 500® Index return was +11.67% over the period, while the Bloomberg Aggregate Bond Index gained +0.06%.

Factors that Influenced the Fund’s Performance

During the 6-months ended December 31, 2021, the fixed income portion of the Fund outperformed the Bloomberg Aggregate Bond Index, driven by an income advantage as well as strong performance from positions in U.S. Treasury Inflation Protected securities (TIPs). U.S. consumers, flush with cash from stimulus checks and months of curtailed spending, thanks to the Covid-19 pandemic, unleashed a tsunami-like wave of pent-up demand during the period, which businesses were ill-prepared to meet, due to the ongoing worker shortages and global supply chain issues. Late in the period, Federal Reserve members finally acknowledged the extent of the inflation problems and showed a willingness to stop their aggressive money printing policy. The U.S. Treasury yield curve flattened meaningfully in response. Our overweight in TIPs provided a significant amount of inflation protection, resulting in the Treasury sector being the best performing sector. Overweights in the Taxable Municipal and Corporate bond sectors also contributed positively to performance, as both see their prospects improving as the economy emerges from the pandemic. Conversely, Mortgage-related sectors did poorly, as Fed tapering of mortgage purchases lowered demand. The equity portion of the Fund, while producing strong absolute returns, slightly underperformed the market during the period. This was largely due to negative stock selection in the consumer durables and technology services sectors. Countering this, the Fund’s stock selection in the electronic technology sector added to returns.

Outlook and Positioning

The fixed income portion of the portfolio is positioned defensively against a rise in interest rates. We believe it is wishful thinking to expect inflation to come down immediately from Fed tightening. Workers need to go back to work and, until they do, inflation is likely to remain elevated, pressuring interest rates higher. We think workers will return in the second half of 2022, at which time we expect to increase the quality of the portfolio and to be slow to reinvest cash, as we foresee the Fed raising rates four times to 1.0% by year end. In the equity portion of the Fund, we have maintained a large overweight position in technology companies that should benefit from emerging secular trends, some of

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the S&P 500® Index and the Bloomberg Aggregate Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the primary index for the equity portion of the Fund.

2 Bloomberg Aggregate Bond Index is an unmanaged market value weighted index which measures the performance of investment grade debt securities with maturities of at least one year. It is not possible to invest directly in an index. This is the primary index for the fixed income portion of the Fund.

which have been accelerated by the Covid-19 pandemic. Additionally, we are looking to selectively grow our exposure to early-stage cyclicals (e.g., transports, industrials), which should benefit more than the market, in general, from improving economic growth during 2022. While we expect consumer spending to remain strong in 2022, the Fund is underweight the consumer services sector, as services have seen outsized inflation pressure, driven largely by wage increases. The end of various federal aid programs may also affect spending.

As of December 31, 2021, the asset allocation of the Fund was 63% equity, 32.5% fixed income, and 4.5% cash and equivalents.

Roger J. Sit

Bryce A. Doty

Portfolio Managers

4	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2021
	Sit Balanced Fund	S&P 500 Index	® [1]	Bloomberg Aggregate Bond Index

Six Months	6.95%	11.67%		0.06%

One Year	17.15	28.71		-1.54

Five Year	14.35	18.47		3.57

Ten Years	11.50	16.55		2.90

Since Inception (12/31/93)	8.03	10.77		5.05

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

2 Bloomberg Aggregate Bond Index is an unmanaged market value weighted index which measures the performance of investment grade debt securities with maturities of at least one year.

PORTFOLIO SUMMARY

Net Asset Value 12/31/21:	$33.79 Per Share

Net Asset Value 6/30/21:	$32.85 Per Share

Total Net Assets:	$76.7 Million

TOP HOLDINGS

Top Equity Holdings:

1. Apple, Inc.

2. Microsoft Corp.

3. Alphabet, Inc.

4. Amazon.com, Inc.

5. NVIDIA Corp.

Top Fixed Income Holdings:

1. United States Treasury Inflation Bonds, 0.13%, 1/15/23

2. United States Treasury Inflation Bonds, 0.63%, 1/15/24

3. U.S. Treasury Strip, 1.97%, 11/15/50

4. U.S. Treasury Bill, 0.01%, 1/25/22

5. U.S. Treasury Strip, 2.18%, 8/15/47

Based on total net assets as of December 31, 2021. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2021. Subject to change.

DECEMBER 31, 2021	5

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2021

Sit Balanced Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 63.0%

Communications - 1.1%
American Tower Corp.	2,825	826,312

Consumer Durables - 1.4%
Activision Blizzard, Inc.	6,975	464,047
YETI Holdings, Inc. *	7,300	604,659

		1,068,706

Consumer Non-Durables - 4.3%
Conagra Brands, Inc.	8,900	303,935
Constellation Brands, Inc.	2,275	570,957
Estee Lauder Cos., Inc. - Class A	2,275	842,205
Mondelez International, Inc.	9,900	656,469
NIKE, Inc.	2,950	491,676
PepsiCo, Inc.	2,475	429,932

		3,295,174

Consumer Services - 2.6%
Chegg, Inc. *	3,325	102,078
McDonald’s Corp.	2,300	616,561
Starbucks Corp.	4,850	567,305
Visa, Inc.	3,500	758,485

		2,044,429

Electronic Technology - 10.6%
Apple, Inc.	18,125	3,218,456
Applied Materials, Inc.	7,825	1,231,342
Broadcom, Inc.	1,865	1,240,990
Keysight Technologies, Inc. *	2,950	609,205
NVIDIA Corp.	5,140	1,511,725
Qualcomm, Inc.	1,625	297,164

		8,108,882

Finance - 4.3%
Ameriprise Financial, Inc.	2,250	678,735
Chubb, Ltd.	3,250	628,258
First Republic Bank	1,750	361,393
Goldman Sachs Group, Inc.	2,100	803,355
JPMorgan Chase & Co.	3,425	542,349
T Rowe Price Group, Inc.	1,550	304,792

		3,318,882

Health Services - 3.0%
Centene Corp. *	3,150	259,560
HCA Healthcare, Inc.	2,625	674,415
UnitedHealth Group, Inc.	2,825	1,418,545

		2,352,520

Health Technology - 5.8%
Abbott Laboratories	3,550	499,627
AbbVie, Inc.	3,825	517,905
Baxter International, Inc.	4,375	375,550
Dexcom, Inc. *	1,465	786,632
Johnson & Johnson	3,000	513,210
Medtronic, PLC	6,950	718,977
Thermo Fisher Scientific, Inc.	1,575	1,050,903

		4,462,804

Process Industries - 1.6%
Darling Ingredients, Inc. *	1,825	126,454
Linde, PLC	1,225	424,377

Name of Issuer	Quantity	Fair Value ($)

Sherwin-Williams Co.	1,800	633,888

		1,184,719

Producer Manufacturing - 3.6%
Honeywell International, Inc.	2,275	474,360
Motorola Solutions, Inc.	1,400	380,380
Northrop Grumman Corp.	500	193,535
Parker-Hannifin Corp.	1,600	508,992
Safran SA, ADR	11,550	353,314
Siemens AG, ADR	6,800	588,880
Trane Technologies, PLC	1,200	242,436

		2,741,897

Retail Trade - 5.9%
Amazon.com, Inc. *	610	2,033,947
CVS Health Corp.	5,800	598,328
Home Depot, Inc.	2,050	850,770
Netflix, Inc. *	500	301,220
TJX Cos., Inc.	6,550	497,276
Ulta Beauty, Inc. *	795	327,810

		4,609,351

Technology Services - 16.8%
Accenture, PLC	2,025	839,464
Adobe, Inc. *	1,300	737,178
Alphabet, Inc. - Class A *	620	1,796,165
Alphabet, Inc. - Class C *	205	593,186
Atlassian Corp., PLC *	2,150	819,774
Autodesk, Inc. *	1,900	534,261
DocuSign, Inc. *	2,025	308,428
Dynatrace, Inc. *	5,975	360,591
EPAM Systems, Inc. *	185	123,663
Intuit, Inc.	1,200	771,864
Meta Platforms, Inc. *	2,215	745,015
Microsoft Corp.	7,800	2,623,296
Paycom Software, Inc. *	600	249,114
PayPal Holdings, Inc. *	3,300	622,314
RingCentral, Inc. *	350	65,573
salesforce.com, Inc. *	3,650	927,575
ServiceNow, Inc. *	560	363,502
Splunk, Inc. *	1,950	225,654
Twilio, Inc. *	400	105,336

		12,811,953

Transportation - 1.5%
FedEx Corp.	2,350	607,804
Union Pacific Corp.	2,050	516,456

		1,124,260

Utilities - 0.5%
NextEra Energy, Inc.	4,140	386,510

Total Common Stocks (cost: $24,399,498)		48,336,399

See accompanying notes to financial statements.

6	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Fair Value ($)

Bonds – 30.8%

Asset-Backed Securities - 0.4%

Bayview Opportunity Master Fund 2017-SPL1 A, 4.00%, 10/28/64 1, [4]	32,720	33,116

New Century Home Equity Loan Trust 2005-A A4W, 4.71%, 8/25/35 [14]	343	342

OSCAR US Funding Trust VII, LLC 2017-2A A4, 2.76%, 12/10/24 [4]	25,952	26,063

Small Business Administration:
2008-20A 1, 5.17%, 1/1/28	22,632	24,287
2007-20H 1, 5.78%, 8/1/27	20,899	22,470

Towd Point Mortgage Trust:
2020-MH1 A1A, 2.18%, 2/25/60 1, [4]	123,704	123,606
2019-MH1 A2, 3.00%, 11/25/58 1, [4]	100,000	101,827

		331,711

Collateralized Mortgage Obligations - 4.0%

Fannie Mae:
2017-84 JP, 2.75%, 10/25/47	24,659	25,608
2003-34 A1, 6.00%, 4/25/43	28,588	31,892
2004-T1 1A1, 6.00%, 1/25/44	17,780	20,103
1999-17 C, 6.35%, 4/25/29	7,436	8,236
2001-82 ZA, 6.50%, 1/25/32	11,211	12,491
2009-30 AG, 6.50%, 5/25/39	32,332	37,424
2013-28 WD, 6.50%, 5/25/42	33,129	39,130
2004-T1 1A2, 6.50%, 1/25/44	53,271	60,975
2004-W9 2A1, 6.50%, 2/25/44	31,076	35,535
2010-108 AP, 7.00%, 9/25/40	775	892
2004-T3 1A3, 7.00%, 2/25/44	5,833	6,785
1993-21 KA, 7.70%, 3/25/23	5,993	6,152

Freddie Mac:
4293 BA, 5.28%, 10/15/47 [1]	11,286	12,787
2122 ZE, 6.00%, 2/15/29	42,079	47,161
2126 C, 6.00%, 2/15/29	24,756	27,460
2480 Z, 6.00%, 8/15/32	26,876	30,190
2485 WG, 6.00%, 8/15/32	26,964	30,551
2575 QE, 6.00%, 2/15/33	13,140	14,805
2980 QA, 6.00%, 5/15/35	13,012	14,577
2283 K, 6.50%, 12/15/23	1,813	1,887
2357 ZJ, 6.50%, 9/15/31	17,441	19,497
4520 HM, 6.50%, 8/15/45	16,449	19,342
3704 CT, 7.00%, 12/15/36	11,541	13,684
2238 PZ, 7.50%, 6/15/30	10,162	11,837

Government National Mortgage Association:
2021-86 WB, 4.73%, 5/20/51 [1]	184,921	208,902
2021-27 CW, 5.00%, 2/20/51 [1]	156,637	182,903
2021-104 HT, 5.50%, 6/20/51	193,206	222,379
2021-27 AW, 5.85%, 2/20/51 [1]	223,860	266,032
2015-80 BA, 6.99%, 6/20/45 [1]	14,984	17,032
2018-147 AM, 7.00%, 10/20/48	42,761	46,967
2018-160 DA, 7.00%, 11/20/48	37,029	41,471
2014-69 W, 7.21%, 11/20/34 [1]	18,666	21,421
2013-133 KQ, 7.32%, 8/20/38 [1]	20,244	23,504
2005-74 HA, 7.50%, 9/16/35	3,575	3,763

Name of Issuer	Principal Amount ($)	Fair Value ($)

JP Morgan Mortgage Trust:
2021-13 A11, 0.90%, 4/25/52 1, [4]	337,013	336,598
2021-3 A4, 2.50%, 7/1/51 1, [4]	152,812	154,155
2021-6 A4, 2.50%, 10/25/51 1, [4]	353,584	356,691
2021-13 A4, 2.50%, 4/25/52 1, [4]	332,684	334,776
2019-HYB1 A5A, 3.00%, 10/25/49 1, [4]	48,835	48,829
2020-8 A3, 3.00%, 3/25/51 1, 4	22,934	23,242

New Residential Mortgage Loan Trust:
2018-3A A1, 4.50%, 5/25/58 1, [4]	49,355	52,552

PMT Loan Trust:
2013-J1 A11, 3.50%, 9/25/43 1, [4]	34,087	34,257

Sequoia Mortgage Trust:
2020-4 A5, 2.50%, 11/25/50 1, [4]	57,983	58,561
2019-5 A4, 3.50%, 12/25/49 1, [4]	2,955	2,952

Vendee Mortgage Trust:
1994-2 2, 5.44%, 5/15/24 [1]	2,030	2,031
2008-1 B, 6.04%, 3/15/25 [1]	8,674	9,740
Wells Fargo Mortgaged Backed Securities Trust:
2020-5 A3, 2.50%, 9/25/50 1, [4]	45,811	45,970
2020-2 A17, 3.00%, 12/25/49 1, [4]	36,699	36,993
2020-2 A3, 3.00%, 12/25/49 1, [4]	15,599	15,644

		3,076,366

Corporate Bonds - 8.3%
American Equity Investment Life Holding Co., 5.00%, 6/15/27	75,000	84,975
Baker Hughes a GE Co., LLC, 3.34%, 12/15/27	200,000	213,321
Bank of America Corp., 3 Mo. Libor + 1.04, 3.42%, 12/20/28 [1]	200,000	213,685
British Airways 2020-1 Class B Pass Through Trust, 8.38%, 11/15/28 [4]	53,981	61,991
Cabot Corp., 3.40%, 9/15/26	183,000	191,859
Canadian Pacific Railway Co., 7.13%, 10/15/31	100,000	138,952
Charles Stark Draper Laboratory, Inc., 4.39%, 9/1/48	100,000	114,238
CNO Financial Group, Inc., 5.25%, 5/30/29	100,000	114,936
Concho Resources, Inc., 2.40%, 2/15/31	200,000	195,084
ConocoPhillips Co., 6.95%, 4/15/29	125,000	164,588
CVS Pass-Through Trust, 7.51%, 1/10/32 [4]	127,988	158,592
Delta Air Lines 2015-1 Class A Pass Through Trust, 3.88%, 7/30/27	147,826	154,670
Delta Air Lines 2015-1 Class AA Pass Through Trust, 3.63%, 7/30/27	129,346	135,949
Duke Energy Florida, LLC:
2.54%, 9/1/29	50,000	51,495
2.86%, 3/1/33	120,000	124,961
Entergy Louisiana, LLC, 4.95%, 1/15/45	150,000	161,258
Equifax, Inc., 6.90%, 7/1/28	150,000	188,915
Equinor ASA, 7.15%, 11/15/25	150,000	180,754
Fairfax Financial Holdings, Ltd., 7.75%, 7/15/37	150,000	207,964
Flex, Ltd., 4.88%, 5/12/30	200,000	228,270
ITT, LLC, 7.40%, 11/15/25	25,000	28,912
JetBlue Airways, 4.00%, 11/15/32	233,641	252,066
Johnson & Johnson, 3.55%, 3/1/36	150,000	171,845

See accompanying notes to financial statements.

DECEMBER 31, 2021	7

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2021

Sit Balanced Fund (Continued)

Name of Issuer	Principal Amount ($)	Fair Value ($)

JPMorgan Chase & Co., 8.75%, 9/1/30	100,000	151,077
JPMorgan Chase & Co., 3 Mo. Libor + 0.95%, 3.51%, 1/23/29 [1]	50,000	53,602
Lincoln National Corp., 7.00%, 6/15/40	100,000	152,819
Motorola Solutions, Inc., 2.75%, 5/24/31	225,000	225,655
Northern Trust Corp. (Subordinated), 3 Mo. Libor + 1.13%, 3.38%, 5/8/32 [1]	250,000	263,379
PacifiCorp, 7.70%, 11/15/31	150,000	214,379
Polar Tankers, Inc., 5.95%, 5/10/37 [4]	100,000	123,189
Principal Financial Group, Inc., 3 Mo. Libor + 3.04%, 3.20%, 5/15/55 [1]	100,000	99,123
Royal Bank of Canada, 0.64%, 11/2/26 [1]	150,000	149,641
Security Benefit Life Insurance Co. (Subordinated), 7.45%, 10/1/33 [4]	100,000	127,370
Spirit Airlines, 4.10%, 4/1/28	115,466	119,050
Suncor Energy, Inc., 5.35%, 7/15/33	63,000	76,432
Tennessee Gas Pipeline Co., LLC, 7.00%, 10/15/28	213,000	271,957
Tyco Intl. Finance, 3.90%, 2/14/26	200,000	209,569
United Airlines 2018-1 Class AA Pass Through Trust, 3.50%, 3/1/30	300,538	313,135
United Airlines 2019-2 Class AA Pass Through Trust, 2.70%, 5/1/32	140,337	139,209
Unum Group, 7.25%, 3/15/28	25,000	31,450
WestRock MWV, LLC, 7.95%, 2/15/31	100,000	141,122

		6,401,438

Federal Home Loan Mortgage Corporation - 0.1%
7.50%, 7/1/29	74,791	84,823
8.00%, 2/1/34	7,160	8,034
8.50%, 9/1/24	321	322

		93,179

Federal National Mortgage Association - 1.0%
5.50%, 10/1/33	37,877	41,560
5.50%, 8/1/56	211,476	242,748
6.00%, 7/1/41	191,935	221,387
6.50%, 2/1/24	5,642	5,791
6.50%, 9/1/27	25,781	28,443
6.50%, 6/1/40	76,194	86,277
7.00%, 1/1/32	9,524	10,266
7.00%, 3/1/33	15,009	16,558
7.00%, 12/1/38	22,193	24,255
8.00%, 6/1/24	4,474	4,701
8.00%, 1/1/31	6,677	6,734
8.00%, 2/1/31	16,054	19,182
8.00%, 9/1/37	39,694	45,672
8.43%, 7/15/26	1,876	1,903
8.50%, 10/1/30	16,958	19,247
10.00%, 6/1/31	20,874	22,892

		797,616

Government National Mortgage Association - 0.2%
5.00%, 5/20/48	46,609	50,534
5.75%, 12/15/22	3,767	3,756
6.50%, 11/20/38	14,380	15,998
7.00%, 12/15/24	5,455	5,725
7.00%, 11/20/27	7,789	8,573
7.00%, 9/20/29	21,258	23,735
7.00%, 9/20/38	8,009	9,482
7.50%, 4/20/32	15,334	16,898

Name of Issuer	Principal Amount ($)	Fair Value ($)

8.00%, 7/15/24	1,176	1,188

		135,889

Taxable Municipal Securities - 9.5%
Chicago Park Dist., 2.53%, 1/1/34	235,000	228,098
Chino Public Fin. Auth., 1.99%, 9/1/27	150,000	149,223
City of Encinitas CA, 1.45%, 9/1/27	250,000	244,250
CO Health Facs. Auth., 3.13%, 5/15/27	250,000	249,648
Colorado Edu. & Cultural Fac. Auth., 3.97%, 3/1/56	205,000	225,043
Coventry Local Sch. Dist., 2.20%, 11/1/29	200,000	200,162
Essex Co. Impt. Auth., 3.97%, 8/1/30 [4]	200,000	201,422
GBG, LLC, 3.50%, 6/1/37 4, 9	150,000	152,965
Great Lakes Water Auth. Sewage Disposal System, 3.51%, 7/1/44	150,000	158,172
IN Finance Auth., 3.31%, 3/1/51	250,000	253,970
Kentucky Higher Edu. Student Loan Corp. (Subordinated), 5.27%, 6/1/36	100,000	105,701
KS Dev. Finance Auth. Rev., 2.77%, 5/1/51	250,000	248,168
LaGrange Co. Regional Utility Dist., 2.98%, 1/1/40	230,000	224,229
Louisiana State Trans. Auth., 1.45%, 2/15/27	300,000	295,254
Madison Co. Comm. Sch. Dist. No. 7, 1.90%, 12/1/30	150,000	145,649
Maricopa Co. Industrial Dev. Auth., 5.00%, 7/1/44 [4]	100,000	99,899
Massachusetts Edu. Auth.:
4.41%, 7/1/34	30,000	32,625
4.00%, 1/1/32	50,000	51,307
MI State Hsg. Dev. Auth., 2.66%, 12/1/41	300,000	296,823
MN Hsg. Fin. Agy.:
4.73%, 1/1/49	10,000	10,277
2.31%, 1/1/27	160,000	159,586
NJ Higher Edu. Student Assit. Auth., 3.50%, 12/1/39 [8]	100,000	106,080
NJ Turnpike Auth., 1.71%, 1/1/29	200,000	194,286
No. Dakota Hsg. Fin. Auth., 3.70%, 7/1/33	100,000	104,701
NY City Hsg. Dev. Corp.:
2.65%, 11/1/36	100,000	101,005
2.74%, 11/1/36	250,000	252,997
NY Mortgage Agency, 2.98%, 10/1/40	150,000	149,515
NY State Dormitory Auth., 2.69%, 7/1/35	200,000	198,874
Oregon State Fac. Auth.:
2.68%, 7/1/31	350,000	349,118
3.29%, 10/1/40	100,000	100,828
Public Fin. Auth., 4.23%, 7/1/32	105,000	121,704
South Carolina Student Loan Corp., 2.92%, 12/1/28	200,000	199,530
State of Ohio, 2.17%, 12/1/31	250,000	250,313
Texas Children’s Hospital, 3.37%, 10/1/29 [17]	115,000	125,669
Texas Trans. Comm. State Highway, 5.18%, 4/1/30	150,000	180,074
Utah Charter Sch. Fin. Auth., 2.40%, 10/15/27	205,000	206,406
VA Hsg. Dev. Auth., 2.13%, 7/25/51	244,193	244,608
WA State Hsg. Fin. Comm., 3.50%, 7/1/24 [4]	250,000	248,275
Warren Consol. Schools, 1.85%, 5/1/31	250,000	245,542
Wichita Falls, 1.65%, 9/1/28	145,000	142,171

		7,254,167

See accompanying notes to financial statements.

8	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Fair Value ($)

U.S. Treasury / Federal Agency Securities - 7.3%
U.S. Treasury Bill 0.01%, 1/25/22 [6]	500,000	499,994
U.S. Treasury Strip 1.97%, 11/15/50 [6]	1,800,000	1,034,452
U.S. Treasury Strip 2.18%, 8/15/47 [6]	650,000	396,185

United States Treasury Inflation Bonds:
0.13%, 1/15/23	1,827,377	1,887,195
0.13%, 1/15/30	107,504	119,363
0.13%, 7/15/30	107,878	120,743
0.63%, 1/15/24	1,422,480	1,513,886

		5,571,818

Total Bonds (cost $23,548,525)		23,662,184

Name of Issuer	Quantity	Fair Value ($)

Investment Companies 1.7%
BlackRock Enhanced Government Fund	4,886	61,417
BlackRock Income Trust	19,400	109,610
DoubleLine Opportunistic Credit Fund	10,411	199,579
Eaton Vance Short Duration Div. Inc. Fund	6,641	88,126
Franklin, Ltd. Duration, Income Trust	1,300	11,817
Nuveen Multi-Market Income Fund, Inc.	3,953	29,964
Putnam Master Intermediate Income Trust	61,000	240,950
Putnam Premier Income Trust	81,475	347,898
WA Inflation-Linked Opp. & Inc. Fund	4,709	63,948
WA Inflation-Linked Sec. & Inc. Fund	10,953	145,127

Total Investment Companies (cost: $1,315,178)		1,298,436

Short-Term Securities - 5.3%
Fidelity Inst. Money Mkt. Gvt. Fund, 0.01% (cost $4,034,722)	4,034,722	4,034,722

Total Investments in Securities - 100.8% (cost $53,297,923)		77,331,741

Other Assets and Liabilities, net - (0.8)%		(597,253)

Total Net Assets - 100.0%		$76,734,488

*	Non-income producing security.
[1]

Variable rate security. Rate disclosed is as of December 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

[4]

144A Restricted Security. The total value of such securities as of December 31, 2021 was $2,959,535 and represented 3.9% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[6]	Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying.
[8]

Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At December 31, 2021, 0.1% of net assets in the Fund was invested in such securities.

[9]

Municipal Lease Security. The total value of such securities as of December 31, 2021 was $152,965 and represented 0.2% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[14]	Step Coupon: A bond that pays a coupon rate that increases on a specified date(s). Rate disclosed is as of December 31, 2021.
[17]

Security that is either an absolute and unconditional obligation of the United States Government or is collateralized by securities, loans, or leases guaranteed by the U.S. Government or its agencies or instrumentalities.

ADR — American Depositary Receipt
LLC — Limited Liability Company
PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.

DECEMBER 31, 2021	9

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2021

Sit Balanced Fund (Continued)

A summary of the levels for the Fund’s investments as of December 31, 2021 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Prices ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Common Stocks**	48,336,399	—	—	48,336,399
Asset-Backed Securities	—	331,711	—	331,711
Collateralized Mortgage Obligations	—	3,076,366	—	3,076,366
Corporate Bonds	—	6,401,438	—	6,401,438
Federal Home Loan Mortgage Corporation	—	93,179	—	93,179
Federal National Mortgage Association	—	797,616	—	797,616
Government National Mortgage Association	—	135,889	—	135,889
Taxable Municipal Securities	—	7,254,167	—	7,254,167
U.S. Treasury / Federal Agency Securities	—	5,571,818	—	5,571,818
Investment Companies	1,298,436	—	—	1,298,436
Short-Term Securities	4,034,722	—	—	4,034,722
Total:	53,669,557	23,662,184	—	77,331,741

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

10	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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DECEMBER 31, 2021	11

Sit Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Dividend Growth Fund is to provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

Fund Performance

The Sit Dividend Growth Fund Class I posted an +11.79% return during the 6-month period ended December 31, 2021, compared to the +11.67% return for the S&P 500® Index. The Fund’s gross dividend yield (before deducting Fund expenses) was 1.74% as of 12/31/21, compared to 1.30% for the S&P 500® Index.

Factors that Influenced the Fund’s Performance

The Fund posted strong absolute and relative returns over the final six months of 2021. A key contributor to the Fund’s performance during the period was stock selection within the technology services sector, particularly ownership of Accenture, PLC (+41%), which saw increased demand for digital transformation projects lead to an acceleration in growth. Additionally, the Fund did not own PayPal Holdings (-35%), where concerns over increasing competition led to stock price depreciation, and it underweighted Meta Platforms, which was affected by reputational issues, although the company’s financial performance has remained strong. Performance was also bolstered by stock selection in the producer manufacturing sector. Here, security selection was focused on companies that avoided supply chain disruptions and could capture pricing in an inflationary environment, such as Carlisle Cos. (+30%). Two main factors detracted from performance during the period. First, stock selection in the health technology sector, where holdings such as Medtronic, PLC, were negatively affected by a deferral of elective procedures. Second, an underweight position in the consumer durables sector, where many companies benefitted from economic reopening (particularly Tesla).

Outlook and Positioning

Dividend-based investment strategies have lagged over the last several years, primarily due to a combination of the unprecedented outperformance in “long duration,” non-dividend-paying growth stocks and the lagging performance of the defensive cohort within the dividend-paying universe. We believe catalysts are emerging for improved performance of dividend payers over the near-to-intermediate term. First, the expected moderation in broad stock market returns will raise the appeal of incremental returns from dividends. Second, dividend increases have been accelerating for several quarters, and we suspect investors may view companies that are growing dividends as an attractive alternative

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the S&P 500® Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the Fund’s primary index.

to bonds if interest rates increase. Finally, we believe the relative price stability (i.e., lower betas) of dividend payers may attract investors as market volatility increases. Within this market environment, the Fund is overweight financials, with a focus on companies with the most interest rate sensitivity, which should benefit from an expected rise in interest rates and also offer attractive dividend yields. Additionally, the Fund retains an overweight position in the electronic technology sector, where companies should see above-market growth rates, driven by secular trends. Finally, the Fund maintains an overweight position in the health technology sector. Companies here should retain stable growth rates due to a lack of economic sensitivity, and we also think investors are likely to gravitate towards this sector due an expected increase in market volatility during 2022.

Roger J. Sit

Kent L. Jonhnson

Portfolio Managers

12	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2021

	Sit Dividend Growth Fund
	Class I	Class S	S&P 500® Index[1]

Six Month	11.79%	11.64%	11.67%

One Year	27.98	27.67	28.71

Five Year	16.17	15.88	18.47

Ten Year	14.41	14.12	16.55

Since Inception-Class I	11.06	n/a	10.61
(12/31/03)
Since Inception-Class S	n/a	10.66	10.85
(3/31/06)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 12/31/21:	$17.28 Per Share
Net Asset Value 6/30/21:	$17.37 Per Share
Total Net Assets:	$228.4 Million

Class S:
Net Asset Value 12/31/21:	$17.18 Per Share
Net Asset Value 6/30/21:	$17.27 Per Share
Total Net Assets:	$28.5 Million

Weighted Average Market Cap:	$500.9 Billion

TOP 10 HOLDINGS

1.	Microsoft Corp.

2.	Apple, Inc.

3.	Broadcom, Inc.

4.	Johnson & Johnson

5.	Alphabet, Inc. - Class A

6.	Applied Materials, Inc.

7.	Truist Financial Corp.

8.	Medtronic, PLC

9.	American Tower Corp.

10.	JPMorgan Chase & Co.

Based on total net assets as of December 31, 2021. Subject to change.

SECTOR ALLOCATION

Based on total net assets as of December 31 2021. Subject to change.

DECEMBER 31, 2021	13

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2021

Sit Dividend Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 98.8%

Commercial Services - 0.6%
Equifax, Inc.	5,625	1,646,944

Communications - 1.8%
American Tower Corp.	15,750	4,606,875

Consumer Durables - 0.6%
Activision Blizzard, Inc.	22,875	1,521,874

Consumer Non-Durables - 5.5%
Mondelez International, Inc.	49,400	3,275,714
NIKE, Inc.	12,725	2,120,876
PepsiCo, Inc.	25,575	4,442,633
Procter & Gamble Co.	25,800	4,220,364

		14,059,587

Consumer Services - 2.6%
McDonald’s Corp.	13,175	3,531,822
Visa, Inc.	15,115	3,275,572

		6,807,394

Electronic Technology - 18.4%
Analog Devices, Inc.	25,075	4,407,433
Apple, Inc.	85,050	15,102,328
Applied Materials, Inc.	33,100	5,208,616
Broadcom, Inc.	10,835	7,209,717
Marvell Technology, Inc.	37,525	3,283,062
NVIDIA Corp.	6,525	1,919,068
Qualcomm, Inc.	13,950	2,551,037
Skyworks Solutions, Inc.	22,350	3,467,379
TE Connectivity, Ltd.	26,000	4,194,840

		47,343,480

Energy Minerals - 1.2%
ConocoPhillips	42,025	3,033,364

Finance - 16.3%
Air Lease Corp.	34,650	1,532,569
American Financial Group, Inc.	12,050	1,654,706
American International Group, Inc.	53,000	3,013,580
Ameriprise Financial, Inc.	13,325	4,019,620
Chubb, Ltd.	17,875	3,455,416
Everest Re Group, Ltd.	13,400	3,670,528
Goldman Sachs Group, Inc.	450	172,147
JPMorgan Chase & Co.	29,025	4,596,109
MetLife, Inc.	43,425	2,713,628
Morgan Stanley	45,475	4,463,826
Realty Income Corp.	52,475	3,756,685
STORE Capital Corp.	103,700	3,567,280
Truist Financial Corp.	88,450	5,178,748

		41,794,842

Health Services - 1.8%
UnitedHealth Group, Inc.	9,100	4,569,474

Health Technology - 12.1%
Abbott Laboratories	18,650	2,624,801
AbbVie, Inc.	25,525	3,456,085
Agilent Technologies, Inc.	16,775	2,678,129
AstraZeneca, PLC, ADR	63,175	3,679,944
Baxter International, Inc.	52,375	4,495,870

Name of Issuer	Quantity	Fair Value ($)

Johnson & Johnson	40,500	6,928,335
Medtronic, PLC	47,975	4,963,013
Thermo Fisher Scientific, Inc.	3,575	2,385,383

		31,211,560

Industrial Services - 1.0%
Jacobs Engineering Group, Inc.	19,125	2,662,774

Non-Energy Minerals - 0.9%
BHP Group, Ltd., ADR	37,400	2,257,090

Process Industries - 2.6%
Air Products & Chemicals, Inc.	12,525	3,810,857
DuPont de Nemours, Inc.	34,400	2,778,832

		6,589,689

Producer Manufacturing - 6.1%
Carlisle Cos, Inc.	10,880	2,699,546
Dover Corp.	14,325	2,601,420
Eaton Corp., PLC	20,475	3,538,489
Parker-Hannifin Corp.	10,900	3,467,508
Siemens AG, ADR	40,000	3,464,000

		15,770,963

Retail Trade - 5.6%
CVS Health Corp.	33,900	3,497,124
Home Depot, Inc.	9,625	3,994,471
Target Corp.	15,450	3,575,748
TJX Cos., Inc.	42,500	3,226,600

		14,293,943

Technology Services - 13.8%
Accenture, PLC	10,100	4,186,955
Alphabet, Inc. - Class A *	1,835	5,316,068
Genpact, Ltd.	53,250	2,826,510
Meta Platforms, Inc. *	5,650	1,900,378
Microsoft Corp.	51,500	17,320,480
Oracle Corp.	43,575	3,800,176

		35,350,567

Transportation - 2.1%
FedEx Corp.	8,825	2,282,498
Union Pacific Corp.	11,975	3,016,862

		5,299,360

Utilities - 5.8%
AES Corp.	100,900	2,451,870
Alliant Energy Corp.	58,975	3,625,193
Entergy Corp.	29,675	3,342,889
NextEra Energy, Inc.	42,425	3,960,798
Xcel Energy, Inc.	23,700	1,604,490

		14,985,240

Total Common Stocks (cost: $170,472,111)		253,805,020

See accompanying notes to financial statements.

14	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Short-Term Securities - 1.1%
Fidelity Inst. Money Mkt. Gvt. Fund, 0.01% (cost $2,911,284)	2,911,284	2,911,284

Total Investments in Securities - 99.9% (cost $173,383,395)		256,716,304

Other Assets and Liabilities, net - 0.1%		225,933

Total Net Assets - 100.0%		$256,942,237

*	Non-income producing security.

ADR — American Depositary Receipt
PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of December 31, 2021 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Prices ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Common Stocks**	253,805,020	—	—	253,805,020
Short-Term Securities	2,911,284	—	—	2,911,284
Total:	256,716,304	—	—	256,716,304

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

DECEMBER 31, 2021	15

Sit Global Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Global Dividend Growth Fund is to provide current income that exceeds the dividend yield of the MSCI World Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks issued by U.S. and foreign companies. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

Fund Performance

Sit Global Dividend Growth Class I shares provided a return of +10.78% during the 6-month period ended December 31, 2021, compared to the return of the MSCI World Index of +7.76%. The Fund’s gross dividend yield (before deducting Fund expenses) was 1.66%, compared to a 1.63% dividend yield for the MSCI World Index.

Factors that Influenced the Fund’s Performance

Contributing favorably to performance during the 6-month period were the Fund’s holdings in the software & services, retailing, media & entertainment, and food beverage & tobacco sectors. Specific stock selections within software and services that helped returns included owning Atlassian Corp., PLC, Accenture, PLC, and Microsoft Corp., and not holding PayPal Holdings and Meta Platforms, while, in retailing, owning Home Depot and not owning Amazon.com benefitted performance. Conversely, the Fund’s holdings in the technology hardware & equipment (Logitech International SA), automobiles & components (not owning Tesla), and diversified financials (London Stock Exchange Group) sectors detracted from performance.

Geographically, the Fund’s exposure to North America and Asia Pacific ex-Japan positively impacted performance, while holdings in Non-Euroland and the United Kingdom negatively impacted performance.

Outlook and Positioning

S&P 500® Index earnings are projected to rise about +8.0% in 2022, on par with the prior 20-year average. However, year-over-year comparisons are especially difficult in the first half, and forward estimates extrapolate record S&P 500® Index profit margins. In addition, falling excess liquidity growth and rising bond yields may put downward pressure on stock valuations. Given an already-full S&P 500® Index valuation, we believe overall stock market gains will, at best, track earnings growth in 2022. Therefore, picking stocks of quality growth companies well positioned to exceed expectations will be crucial to outperformance.

Domestically, the technology, capital goods, and healthcare sectors stand out as best positioned to deliver above-average earnings growth in 2022. The technology sector remains a favorite, as a cyclical pick-up in enterprise spending amplifies several secular growth drivers (e.g., cloud spending, artificial intelligence, digital transformation, etc.). Moreover, capital goods companies are rallying from depressed conditions (first triggered by trade disputes, then Covid-19). We favor firms exposed to

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the MSCI World Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

accelerating spending on infrastructure, automation, and“ electrification” in key end markets, such as autos and renewable energy. Finally, the aging global population will continue to drive demand for healthcare products and services, with a rebound in key Covid-19-impacted areas, such as medical devices and hospitals, expected once the current surge in Covid cases subsides. Regarding underweights, we have become more cautious on retailers, as stimulus spending is waning and cost pressures (e.g., wages, shipping) continue to pressure margins.

Internationally, we are overweight equities in China, South Korea, Singapore, and India. The worst of the Covid-19 lockdown is behind us, and the recent surge in Covid cases driven by the Omicron variant only temporarily delays the full reopening of economies. Immunization and restrictions should ultimately contain the spread of the virus and allow for an economic recovery. As a result, we are optimistic on emerging markets and expect stronger earnings growth in 2022.

Roger J. Sit           Raymond E. Sit

Kent L. Johnson

Portfolio Managers

16	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2021

	Sit Global Dividend
	Growth Fund		MSCI World
	Class I	Class S	Index [1]
Six Month	10.78%	10.65%	7.76%
One Year	23.59	23.26	21.82
Five Year	14.47	14.20	15.03
Ten Year	11.39	11.11	12.70

Since Inception (9/30/08)	10.53	10.26	10.02

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 12/31/21:	$24.74 Per Share
Net Asset Value 6/30/21:	$22.47 Per Share
Total Net Assets:	$46.1 Million
Class S:
Net Asset Value 12/31/21:	$24.73 Per Share
Net Asset Value 6/30/21:	$22.45 Per Share
Total Net Assets:	$4.4 Million

Weighted Average Market Cap:	$539.3 Billion

TOP 10 HOLDINGS

1.	Microsoft Corp.
2.	Apple, Inc.
3.	Accenture, PLC
4.	Atlassian Corp., PLC
5.	Alphabet, Inc. - Class A
6.	Applied Materials, Inc.
7.	Broadcom, Inc.
8.	Partners Group Holding AG
9.	Johnson & Johnson
10.	JPMorgan Chase & Co.

Based on total net assets as of December 31, 2021. Subject to change.

SECTOR ALLOCATION

    Based on total net assets as of December 31 2021. Subject to change.

DECEMBER 31, 2021	17

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2021

Sit Global Dividend Growth Fund

Investments are grouped by geographic region

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 97.7%

Asia - 7.7%

Australia - 4.5%
Atlassian Corp., PLC *	3,525	1,344,047
BHP Group, Ltd. ADR	6,150	371,153
Macquarie Group, Ltd.	3,900	582,811

		2,298,011

Japan - 2.3%
Astellas Pharma, Inc.	29,900	486,203
Recruit Holdings Co., Ltd.	10,800	654,591

		1,140,794

Singapore - 0.9%
Singapore Technologies Engineering, Ltd.	158,600	442,517

Europe - 29.4%

France - 1.3%
Faurecia SE	9,175	436,945
Safran SA, ADR	7,700	235,543

		672,488

Germany - 4.4%
adidas AG	1,385	399,251
Allianz SE, ADR	35,000	826,350
Muenchener Rueckversicherungs AG	650	192,777
Siemens AG	4,350	756,144
Siemens Energy AG *	1,600	40,968

		2,215,490

Ireland - 5.6%
Accenture, PLC	3,675	1,523,471
Linde, PLC	700	242,501
Medtronic, PLC	6,200	641,390
Trane Technologies, PLC	2,175	439,415

		2,846,777

Spain - 1.4%
Iberdrola SA	60,400	715,848

Sweden - 0.6%
Telefonaktiebolaget LM Ericsson, ADR	26,975	293,218

Switzerland - 8.2%
Chubb, Ltd.	2,650	512,271
Logitech International SA	9,625	793,870
Lonza Group AG *	950	794,030
Nestle SA	6,075	849,647
Partners Group Holding AG	725	1,203,427

		4,153,245

United Kingdom - 7.9%
AstraZeneca, PLC, ADR	15,400	897,050
BAE Systems, PLC	74,675	555,718
Diageo, PLC, ADR	4,225	930,091
HomeServe, PLC	33,725	399,196
London Stock Exchange Group, PLC	6,875	644,882
RELX, PLC	17,550	569,849

		3,996,786

Name of Issuer	Quantity	Fair Value ($)

North America - 60.6%

United States - 60.6%
Abbott Laboratories	7,400	1,041,476
AbbVie, Inc.	3,975	538,215
AES Corp.	5,100	123,930
Alphabet, Inc. - Class A *	450	1,303,668
Apple, Inc.	19,200	3,409,344
Applied Materials, Inc.	8,175	1,286,418
Arthur J Gallagher & Co.	3,775	640,504
Bank of America Corp.	16,300	725,187
Broadcom, Inc.	1,825	1,214,373
Constellation Brands, Inc.	2,750	690,168
CVS Health Corp.	6,625	683,435
Euronet Worldwide, Inc. *	2,800	333,676
FedEx Corp.	1,950	504,348
Goldman Sachs Group, Inc.	1,400	535,570
Home Depot, Inc.	2,550	1,058,276
Honeywell International, Inc.	3,200	667,232
Johnson & Johnson	6,925	1,184,660
JPMorgan Chase & Co.	7,350	1,163,872
Lockheed Martin Corp.	1,565	556,217
McDonald’s Corp.	1,860	498,610
Microsoft Corp.	10,725	3,607,032
Mondelez International, Inc.	7,100	470,801
Otis Worldwide Corp.	3,875	337,396
PepsiCo, Inc.	5,775	1,003,175
salesforce.com, Inc. *	725	184,244
Scotts Miracle-Gro Co.	2,675	430,675
Sherwin-Williams Co.	2,400	845,184
Starbucks Corp.	6,000	701,820
T Rowe Price Group, Inc.	4,250	835,720
Thermo Fisher Scientific, Inc.	1,175	784,007
Union Pacific Corp.	4,050	1,020,317
UnitedHealth Group, Inc.	1,625	815,978
Waste Management, Inc.	5,100	851,190
WEC Energy Group, Inc.	6,150	596,980

		30,643,698

Total Common Stocks (cost: $24,809,357)		49,418,872

Short-Term Securities - 2.2%
Fidelity Inst. Money Mkt. Gvt. Fund, 0.01% (cost $1,092,770)	1,092,770	1,092,770

Total Investments in Securities - 99.9% (cost $25,902,127)		50,511,642

Other Assets and Liabilities, net - 0.1%		31,609

Total Net Assets - 100.0%		$50,543,251

*	Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.

18	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

A summary of the levels for the Fund’s investments as of December 31, 2021 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

		Investment in Securities

	Level 1 Quoted Prices ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks

Australia	2,298,011	—	—	2,298,011
France	672,488	—	—	672,488
Germany	2,215,490	—	—	2,215,490
Ireland	2,846,777	—	—	2,846,777
Japan	1,140,794	—	—	1,140,794
Singapore	442,517	—	—	442,517
Spain	715,848	—	—	715,848
Sweden	293,218	—	—	293,218
Switzerland	4,153,245	—	—	4,153,245
United Kingdom	3,996,786	—	—	3,996,786
United States	30,643,698	—	—	30,643,698

Short-Term Securities	1,092,770	—	—	1,092,770
Total:	50,511,642	—	—	50,511,642

Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period

See accompanying notes to financial statements.

DECEMBER 31, 2021	19

Sit Large Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.

Fund Performance

The Sit Large Cap Growth Fund’s return was +11.97% during the 6-month period ended December 31, 2021, compared to a +12.93% return for the Russell 1000® Growth Index. The S&P 500® Index return for the period was +11.67%.

Factors that Influenced the Fund’s Performance

While posting strong absolute returns during the period, the Fund modestly lagged the Russell 1000® Growth Index. The largest detractor to relative performance over the 6-month period was the Fund’s stock selection and underweight position in the consumer durables sector, where the group dramatically outperformed the market within the benchmark (+41%), as many companies here benefitted from improving consumer spending as the economy reopened. As for stock selection in the sector, not owning Tesla, which was up over +55% during the last six months, was a key contributor to underperformance, as well as owning Yeti and Activision, which both lagged the market. Stock selection in the finance and transportation sectors also hurt performance. Countering this was strong stock selection in the health technology sector, as the Fund focused its holdings on companies with above-average growth rates and avoided ownership of vaccine producers, which underperformed in the last half of 2021. Key holdings here included Thermo Fisher Scientific and DexCom. The Fund also benefitted from favorable stock selection in the health services sector, where it held UnitedHealth Group.

Outlook and Positioning

Better-than-expected corporate earnings triumphed over accumulating risks and uncertainties to drive U.S. equities higher in 2021. Following steady upward revisions throughout the year, consensus estimates now infer S&P 500® Index bottom-up earnings growth of +51.4% in 2021, up from the +23.2% forecast at the start of the year. Thus, the S&P 500® Index returned +28.7% in 2021, including +11.7% in the back half of the year. This brought the index’s three-year annualized return to +26.1%, its best level in over two decades. Energy, real estate, and financials led the S&P 500® Index higher, with solid gains realized across large-capitalization sectors. In addition, while value indices outpaced growth in the first half, large-capitalization growth outperformed for the entire year.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 1000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

S&P 500® Index earnings are projected to rise about +8.0% in 2022, on par with the previous 20-year average. Nonetheless, year-over-year comparisons are especially difficult in the first half of the year, and forward estimates extrapolate record S&P 500® Index profit margins, which may be ambitious. In addition, falling excess liquidity growth and rising bond yields may put downward pressure on stock valuations. Given an already-full S&P 500® Index valuation, we believe overall stock market gains will, at best, track earnings growth in 2022. Within this backdrop, the Fund retains its focus on securities with above-market growth rates, especially stocks within the technology services and electronic technology sectors, as we believe select companies within this space are especially well positioned to continue outsized growth driven by secular trends, such as cloud adoption.

Roger J.

Sit Ronald D. Sit

Portfolio Managers

20	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2021

	Sit Large Cap Growth Fund	Russell 1000® Growth Index[1]	Russell 1000® Index[2]
Six Month	11.97%	12.93%	10.01%
One Year	28.54	27.60	26.46
Five Year	23.15	25.32	18.43
Ten Year	17.57	19.79	16.54
Since Inception [3]	11.35	12.61	12.49
(9/2/82)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 1000® Index is an unmanaged index that measures the performance of approximately 1,000 of the largest U.S. companies by market capitalization.

3 On 6/6/93, the Fund’s investment objective changed to allow for a portfolio of 100% stocks. Prior to that time, the portfolio was required to contain no more than 80% stocks.

PORTFOLIO SUMMARY

Net Asset Value 12/31/21:	$66.57 Per Share
Net Asset Value 6/30/21:	$63.04 Per Share
Total Net Assets:	$193.9 Million
Weighted Average Market Cap:	$910.8 Billion

TOP HOLDINGS

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Alphabet, Inc.

4.	Amazon.com, Inc.

5.	NVIDIA Corp.

6.	Meta Platforms, Inc.

7.	UnitedHealth Group, Inc.

8.	Broadcom, Inc.

9.	Applied Materials, Inc.

10.	Accenture, PLC

Based on total net assets as of December 31, 2021. Subject to change.

SECTOR ALLOCATION

Based on total net assets as of December 31, 2021. Subject to change.

DECEMBER 31, 2021	21

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2021

Sit Large Cap Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 99.3%

Communications - 1.0%
American Tower Corp.	6,950	2,032,875

Consumer Durables - 1.5%
Activision Blizzard, Inc.	14,050	934,747
YETI Holdings, Inc. *	23,950	1,983,778

		2,918,525

Consumer Non-Durables - 5.0%
Constellation Brands, Inc.	7,425	1,863,452
Estee Lauder Cos., Inc. - Class A	7,600	2,813,520
Mondelez International, Inc.	17,900	1,186,949
NIKE, Inc.	9,050	1,508,363
PepsiCo, Inc.	13,125	2,279,944

		9,652,228

Consumer Services - 3.7%
Chegg, Inc. *	13,550	415,985
McDonald’s Corp.	6,650	1,782,665
Starbucks Corp.	17,400	2,035,278
Visa, Inc.	13,650	2,958,092

		7,192,020

Electronic Technology - 21.5%
Apple, Inc.	126,900	22,533,633
Applied Materials, Inc.	32,500	5,114,200
Broadcom, Inc.	7,800	5,190,198
Keysight Technologies, Inc. *	4,675	965,434
NVIDIA Corp.	22,700	6,676,297
QUALCOMM, Inc.	6,325	1,156,653

		41,636,415

Finance - 2.7%
Chubb, Ltd.	5,050	976,216
Goldman Sachs Group, Inc.	5,150	1,970,132
JPMorgan Chase & Co.	4,900	775,915
T Rowe Price Group, Inc.	7,400	1,455,136

		5,177,399

Health Services - 4.1%
Centene Corp. *	12,350	1,017,640
HCA Healthcare, Inc.	5,850	1,502,982
UnitedHealth Group, Inc.	10,825	5,435,666

		7,956,288

Health Technology - 7.9%
Abbott Laboratories	15,500	2,181,470
AbbVie, Inc.	14,825	2,007,305
Baxter International, Inc.	17,425	1,495,762
Dexcom, Inc. *	5,500	2,953,225
Johnson & Johnson	9,400	1,608,058
Medtronic, PLC	15,825	1,637,096
Thermo Fisher Scientific, Inc.	5,250	3,503,010

		15,385,926

Process Industries - 1.9%
Darling Ingredients, Inc. *	7,125	493,691
Linde, PLC	2,650	918,040
Sherwin-Williams Co.	6,525	2,297,844

		3,709,575

Name of Issuer	Quantity	Fair Value ($)

Producer Manufacturing - 3.1%
Honeywell International, Inc.	8,425	1,756,697
Northrop Grumman Corp.	2,700	1,045,089
Parker-Hannifin Corp.	3,950	1,256,574
Siemens AG	21,675	1,877,055

		5,935,415

Retail Trade - 8.6%
Amazon.com, Inc. *	3,150	10,503,171
Home Depot, Inc.	8,425	3,496,459
Netflix, Inc. *	2,025	1,219,941
TJX Cos., Inc.	18,075	1,372,254

		16,591,825

Technology Services - 35.2%
Accenture, PLC	10,200	4,228,410
Adobe, Inc. *	6,250	3,544,125
Alphabet, Inc. - Class A *	625	1,810,650
Alphabet, Inc. - Class C *	3,675	10,633,943
Atlassian Corp., PLC *	7,675	2,926,401
Autodesk, Inc. *	7,700	2,165,163
DocuSign, Inc. *	7,950	1,210,865
Dynatrace, Inc. *	18,225	1,099,879
EPAM Systems, Inc. *	725	484,626
Intuit, Inc.	5,200	3,344,744
Meta Platforms, Inc. *	16,725	5,625,454
Microsoft Corp.	58,900	19,809,248
Paycom Software, Inc. *	2,500	1,037,975
PayPal Holdings, Inc. *	17,600	3,319,008
RingCentral, Inc. *	1,450	271,657
salesforce.com, Inc. *	15,225	3,869,129
ServiceNow, Inc. *	2,275	1,476,725
Splunk, Inc. *	8,100	937,332
Twilio, Inc. *	1,600	421,344

		68,216,678

Transportation - 2.5%
FedEx Corp.	9,125	2,360,090
Union Pacific Corp.	10,150	2,557,090

		4,917,180

Utilities - 0.6%
NextEra Energy, Inc.	13,100	1,223,016

Total Common Stocks (cost: $65,467,125)		192,545,365

Short-Term Securities - 1.0%
Fidelity Inst. Money Mkt. Gvt. Fund, 0.01% (cost $1,995,386)	1,995,386	1,995,386

Total Investments in Securities - 100.3% (cost $67,462,511)		194,540,751

Other Assets and Liabilities, net - (0.3)%		(617,788)

Total Net Assets - 100.0%		$193,922,963

*	Non-income producing security.

See accompanying notes to financial statements.

22	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

ADR — American Depositary Receipt

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of December 31, 2021 is  as follows (see Note 2 -significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Prices ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Common Stocks**	192,545,365	—	—	192,545,365
Short-Term Securities	1,995,386	—	—	1,995,386
Total:	194,540,751	—	—	194,540,751

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

DECEMBER 31, 2021	23

Sit ESG Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit ESG Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in companies that the Adviser believes have strong environmental, social and corporate governance (ESG) practices at the time of purchase. The Fund invests in common stocks of U.S. and foreign companies, primarily of large to medium capitalizations (companies with market capitalization in excess of $2 billion).

Fund Performance

Sit ESG Growth Fund Class I shares provided a return of +7.93% during the 6-month period ended December 31, 2021, compared to the return of the MSCI World Index of +7.76%.

Factors that Influenced the Fund’s Performance

Contributing favorably to performance during the 6-month period were the Fund’s holdings in the software & services (Accenture, PLC and Microsoft Corp.), retailing (Home Depot, and not owning Amazon. com), and media & entertainment (RELX, PLC) sectors. Conversely, the Fund’s holdings in the technology hardware & equipment (Logitech International SA), pharmaceuticals biotechnology & life sciences, and automobiles & components (not owning Tesla) groups detracted from performance.

Geographically, the Fund’s exposure to North America and Japan added value during the 6-month period, while its holdings in Non-Euroland and Euroland negatively impacted performance. Specific stock selections in North America that drove performance included NVIDIA Corp., Home Depot, Microsoft Corp., and Apple.

Outlook and Positioning

S&P 500® Index earnings are projected to rise about +8.0% in 2022, on par with the prior 20-year average. However, year-over-year comparisons are especially difficult in the first half, and forward estimates extrapolate record S&P 500® Index profit margins. In addition, falling excess liquidity growth and rising bond yields may put downward pressure on stock valuations. Given an already-full S&P 500® Index valuation, we believe overall stock market gains will track, if not lag, earnings growth in 2022. We believe investors will be rewarded for identifying companies that can sustain earnings growth and their valuations, even as cyclical conditions moderate.

Domestically, the technology, capital goods, and healthcare sectors stand out as best positioned to deliver above-average earnings growth in 2022. The technology sector remains a favorite as a cyclical pick-up in enterprise spending amplifies several secular growth drivers, such as cloud spending, artificial intelligence, and digital transformation. Additionally, capital goods companies are rallying from depressed conditions, which were first triggered by trade disputes, and then Covid-19. In this group, we favor firms exposed to accelerating spending in infrastructure, automation, and “electrification” in key end markets, such as autos and renewable energy. Lastly, the aging global population will continue to drive demand for healthcare products and services, with a rebound in key Covid-19-impacted areas, such as medical devices and hospitals, expected once the current surge in Covid cases subsides. In terms of underweights, we have become more cautious on retailers, as stimulus spending is waning and cost pressures (e.g., wages, shipping)

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the S&P 500® Index and the Bloomberg Barclays Aggregate Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

continue to pressure margins.

Internationally, we are overweight equities in China, South Korea, Singapore, and India. The worst of the Covid-19 lockdown is behind us, and the recent surge in Covid cases driven by the Omicron variant only temporarily delays the full reopening of economies. Immunization and restrictions should ultimately contain the spread of the virus and allow for an economic recovery. As a result, we are optimistic on emerging markets and expect stronger earnings growth in 2022.

Finally, we continue to find attractive opportunities in the health care sector, although sentiment will continue to be influenced by political and regulatory developments. For non-U.S. equities, we continue to overweight the Euroland and United Kingdom regions, most notably Switzerland, the United Kingdom, Germany, and Spain. This positioning is more a function of our confidence in single stock performances than our expectation for regional outperformance. As a firm, we also remain positive on equities in China, South Korea, and India, as these nations are further along in their economic recoveries due to the early implementation of strict social-distancing measures to control the Covid-19 outbreak.

Roger J. Sit

Ronald D. Sit

Portfolio Managers

24	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2021

	Sit ESG Growth Fund
	Class I	Class S	MSCI World Index[1]
Six Month	7.93%	7.80%	7.76%
One Year	19.95	19.66	21.82
Five year	15.03	14.74	15.03
Since Inception	13.97	13.68	14.93
(6/30/16)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 12/31/21:	$19.33 Per Share
Net Asset Value 6/30/21:	$18.17 Per Share
Total Net Assets:	$5.1 Million
Class S:
Net Asset Value 12/31/21:	$19.20 Per Share
Net Asset Value 6/30/21:	$18.05 Per Share
Total Net Assets:	$4.6 Million

Weighted Average Market Cap:	$557.2 Billion

TOP HOLDINGS

1.	Microsoft Corp.

2.	Apple, Inc.

3.	Alphabet, Inc. - Class A

4.	Home Depot, Inc.

5.	NVIDIA Corp.

6.	Adobe, Inc.

7.	UnitedHealth Group, Inc.

8.	Sony Group Corp., ADR, ADR

9.	Accenture, PLC

10.	Goldman Sachs Group, Inc.

Based on total net assets as of December 31, 2021. Subject to change.

SECTOR ALLOCATION

Based on total net assets as of December 31, 2021. Subject to change.

DECEMBER 31, 2021	25

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2021

Sit ESG Growth Fund

Investments are grouped by geographic region.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 98.1%

Asia - 9.5%

Japan - 8.6%
Astellas Pharma, Inc.	6,400	104,070
Keyence Corp.	200	125,672
Recruit Holdings Co., Ltd.	3,100	187,892
Shiseido Co., Ltd.	1,100	61,335
Sony Group Corp., ADR	1,925	243,320
Terumo Corp.	2,600	109,850

		832,139

Singapore - 0.9%
Singapore Technologies Engineering, Ltd.	31,200	87,052

Europe - 32.8%

France - 1.8%
Faurecia SE	1,815	86,437
Safran SA, ADR	2,750	84,122

		170,559

Germany - 5.6%
adidas AG, ADR	650	93,600
Allianz SE, ADR	8,800	207,768
Deutsche Post AG	775	49,887
Muenchener Rueckversicherungs AG	125	37,073
Siemens AG, ADR	1,775	153,715

		542,043

Ireland - 6.2%
Accenture, PLC	575	238,366
CRH, PLC, ADR	1,200	63,360
Medtronic, PLC	1,225	126,727
Trane Technologies, PLC	875	176,776

		605,229

Spain - 2.0%
Iberdrola SA, ADR	4,050	191,200

Sweden - 1.3%
Telefonaktiebolaget LM Ericsson, ADR	11,175	121,472

Switzerland - 6.2%
Chubb, Ltd.	250	48,327
Logitech International SA	1,550	127,844
Lonza Group AG	185	154,627
Nestle SA, ADR	1,200	168,444
Novartis AG, ADR	1,200	104,964

		604,206

United Kingdom - 9.7%
AstraZeneca, PLC, ADR	2,950	171,837
BAE Systems, PLC, ADR	3,500	104,248
Coca-Cola Europacific Partners, PLC	2,100	117,453
Diageo, PLC, ADR	785	172,810
Entain, PLC *	4,300	97,955
HomeServe, PLC	6,525	77,235
RELX, PLC, ADR	4,700	153,267
Smith & Nephew, PLC	2,800	49,023

		943,828

Name of Issuer	Quantity	Fair Value ($)

North America - 55.8%

United States - 55.8%
3M Co.	400	71,052
AbbVie, Inc.	750	101,550
Adobe, Inc. *	450	255,177
AES Corp.	3,025	73,507
Alphabet, Inc. - Class A *	125	362,130
Apple, Inc.	3,600	639,252
Baxter International, Inc.	1,650	141,636
CVS Health Corp.	1,550	159,898
Dexcom, Inc. *	180	96,651
Ecolab, Inc.	325	76,242
FedEx Corp.	375	96,990
Goldman Sachs Group, Inc.	600	229,530
Home Depot, Inc.	745	309,182
Johnson & Johnson	1,175	201,007
JPMorgan Chase & Co.	1,075	170,226
Lockheed Martin Corp.	185	65,751
Microsoft Corp.	2,000	672,640
NIKE, Inc.	850	141,670
NVIDIA Corp.	1,000	294,110
PepsiCo, Inc.	875	151,996
salesforce.com, Inc. *	850	216,011
Starbucks Corp.	1,600	187,152
T Rowe Price Group, Inc.	975	191,724
TJX Cos., Inc.	1,380	104,770
UnitedHealth Group, Inc.	500	251,070
Visa, Inc.	475	102,937
Vital Farms, Inc. *	2,575	46,505

		5,410,366

Total Common Stocks (cost: $5,336,086)		9,508,094

Short-Term Securities - 2.5%
Fidelity Inst. Money Mkt. Gvt. Fund, 0.01% (cost $246,167)	246,167	246,167

Total Investments in Securities - 100.6% (cost $5,582,253)		9,754,261

Other Assets and Liabilities, net - (0.6)%		(55,250)

Total Net Assets - 100.0%		$9,699,011

*	Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.

26	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

A summary of the levels for the Fund’s investments as of December 31, 2021 is as follows (see Note 2 -significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Prices ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Common Stocks
France	170,559	—	—	170,559
Germany	542,043	—	—	542,043
Ireland	605,229	—	—	605,229
Japan	832,139	—	—	832,139
Singapore	87,052	—	—	87,052
Spain	191,200	—	—	191,200
Sweden	121,472	—	—	121,472
Switzerland	604,206	—	—	604,206
United Kingdom	943,828	—	—	943,828
United States	5,410,366	—	—	5,410,366
Short-Term Securities	246,167	—	—	246,167
Total:	9,754,261	—	—	9,754,261

Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

DECEMBER 31, 2021	27

Sit Mid Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in common stocks that, at the time of purchase, have market capitalizations that fall within the range of companies included in the Russell Midcap® Growth Index during the most recent 12-month period. The Russell Midcap® Growth Index ranged from approximately $406 million to $74 billion during the 12-month period ended December 31, 2021.

Fund Performance

The Sit Mid Cap Growth Fund’s return during the 6-month period ended December 31, 2021 was +6.95%, compared to a +2.07% return for the Russell Midcap® Growth Index. The Russell Midcap® Index increased +5.45% during the period.

Factors that Influenced the Fund’s Performance

The Fund outperformed its benchmark during the latest 6-month period as both stock selection and sector allocation were broadly positive across the portfolio. Stock selection within the technology services sector was a key driver of outperformance. Ownership of Atlassian Corp., PLC (+48%) and HubSpot (+13%), which both benefitted from increased migration to the cloud, added to returns during the period. ANSYS (+16%) also added to returns, as the company benefitted from strong research and development spending among small- to medium-sized businesses, as well as new business formations. The Fund’s large, overweight position in the electronic technology sector was another key to positive returns. Key holdings here included Marvell Technology (+50%), Arista Networks (+59%), and Broadcom (+41%). Finally, stock selection within the producer manufacturing sector contributed to performance. Both Carlisle Cos. and Dover Corp. benefitted from a rebound in the industrial economy. Conversely, performance was negatively affected by an underweight in the commercial services sector and by both stock selection and an overweight in the health services sector.

Outlook and Positioning

With equity valuations fair across most sectors and the market overall, we believe identifying companies that can sustain growth beyond easy pandemic-impacted comparisons will lead to continued stock price appreciation. From a sector standpoint, we advocate a barbell strategy through investments in a combination of traditional and cyclical growth stocks levered to the reflationary economic backdrop. Based on current stock valuations, we think technology and financial stocks offer the most compelling investment opportunities on each side of the barbell. Within the technology sector, a cyclical pick-up in enterprise spending amplifies several secular growth drivers (e.g., cloud spending, artificial intelligence, digital transformation). The semiconductor industry is a preferred investment area based on high demand and constrained supply, leading to extended forward visibility on revenue, pricing, and margins. Semiconductor content is growing in many end markets, including

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell Midcap® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

5G, artificial intelligence, the Internet of Things, data center, automotive, and industrial. On the other side of the barbell, the financial sector remains the most attractively valued cyclical group and offers a critical hedge should higher interest rates upend the broader equity market. Additionally, we believe that the healthcare sector is well positioned to deliver above-average earnings growth in 2022, as the aging global population continues to drive demand for healthcare products and services and due to an expected rebound in key Covid-19-impacted areas as the current surge in Covid cases subsides. We also find the producer manufacturing sector attractive, particularly companies with construction exposure that should benefit from increased investment activity and, potentially, a government infrastructure package.

Roger J. Sit

Kent L. Johnson

Robert W. Sit

Portfolio Managers

28	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2021

	Sit Mid Cap Growth Fund	Russell Midcap® Growth Index[1]	Russell Midcap® Index[2]
Six Month	6.95%	2.07%	5.45%
One Year	16.09	12.73	22.58
Five Year	17.30	19.83	15.10
Ten Year	14.12	16.63	14.91
Since Inception	12.06	n/a	n/a
(9/2/82)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell Midcap® Index is an unmanaged index that measures the performance of approximately 800 of the smallest companies in the Russell 1000® Index.

PORTFOLIO SUMMARY

Net Asset Value 12/31/21:	$24.09 Per Share
Net Asset Value 6/30/21:	$25.41 Per Share
Total Net Assets:	$238.4 Million
Weighted Average Market Cap:	$41.8 Billion

TOP 10 HOLDINGS

1.	Atlassian Corp., PLC
2.	Dexcom, Inc.
3.	Arista Networks, Inc.
4.	Marvell Technology, Inc.
5.	Broadcom, Inc.
6.	Thermo Fisher Scientific, Inc.
7.	Trex Co., Inc.
8.	HubSpot, Inc.
9.	PTC, Inc.
10.	Keysight Technologies, Inc.

Based on total net assets as of December 31, 2021. Subject to change.

SECTOR ALLOCATION

Based on total net assets as of December 31, 2021. Subject to change.

DECEMBER 31, 2021	29

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2021

Sit Mid Cap Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 98.2%

Commercial Services - 1.9%
ASGN, Inc. *	13,525	1,668,985
Booz Allen Hamilton Holding Corp.	34,100	2,891,339

		4,560,324
Consumer Durables - 1.5%
YETI Holdings, Inc. *	42,000	3,478,860

Consumer Non-Durables - 0.9%
Coca-Cola Europacific Partners, PLC	40,700	2,276,351

Consumer Services - 2.6%
Chegg, Inc. *	36,200	1,111,340
Nexstar Media Group, Inc.	20,650	3,117,737
Vail Resorts, Inc.	5,800	1,901,820

		6,130,897
Electronic Technology - 18.8%
Applied Materials, Inc.	28,275	4,449,354
Arista Networks, Inc. *	44,850	6,447,187
Broadcom, Inc.	9,100	6,055,231
Ciena Corp. *	16,525	1,271,929
CMC Materials, Inc.	10,825	2,075,044
CommScope Holding Co., Inc. *	105,175	1,161,132
Garmin, Ltd.	12,700	1,729,359
II-VI, Inc. *	24,500	1,674,085
Keysight Technologies, Inc. *	23,150	4,780,707
Marvell Technology, Inc.	70,975	6,209,603
MKS Instruments, Inc.	15,100	2,629,967
Monolithic Power Systems, Inc.	5,400	2,663,982
Skyworks Solutions, Inc.	23,900	3,707,846

		44,855,426
Finance - 9.9%
Air Lease Corp.	32,900	1,455,167
American Financial Group, Inc.	7,325	1,005,869
Ameriprise Financial, Inc.	11,700	3,529,422
Arthur J Gallagher & Co.	18,900	3,206,763
Carlyle Group, Inc.	85,700	4,704,930
First Republic Bank	16,550	3,417,740
Intercontinental Exchange, Inc.	25,300	3,460,281
PROG Holdings, Inc. *	33,950	1,531,485
T Rowe Price Group, Inc.	6,350	1,248,664

		23,560,321
Health Services - 3.0%
Encompass Health Corp.	47,600	3,106,376
Tenet Healthcare Corp. *	50,950	4,162,105

		7,268,481
Health Technology - 14.5%
Align Technology, Inc. *	6,025	3,959,509
BioMarin Pharmaceutical, Inc. *	23,500	2,076,225
Bio-Techne Corp.	5,100	2,638,434
Cooper Cos, Inc.	4,250	1,780,495
Dexcom, Inc. *	12,010	6,448,769
Exact Sciences Corp. *	29,650	2,307,660
ICU Medical, Inc. *	8,600	2,041,124
Insulet Corp. *	9,600	2,554,272
Jazz Pharmaceuticals, PLC *	5,700	726,180
Neurocrine Biosciences, Inc. *	19,700	1,677,849

Name of Issuer	Quantity	Fair Value ($)

PerkinElmer, Inc.	6,700	1,347,102
Sarepta Therapeutics, Inc. *	18,275	1,645,664
Thermo Fisher Scientific, Inc.	8,100	5,404,644

		34,607,927
Industrial Services - 3.3%
Jacobs Engineering Group, Inc.	27,800	3,870,594
Waste Connections, Inc.	29,400	4,006,338

		7,876,932
Non-Energy Minerals - 2.2%
Trex Co., Inc. *	38,625	5,215,534

Process Industries - 3.1%
Darling Ingredients, Inc. *	36,450	2,525,621
Ecolab, Inc.	8,000	1,876,720
Scotts Miracle-Gro Co.	18,275	2,942,275

		7,344,616
Producer Manufacturing - 7.2%
AGCO Corp.	12,700	1,473,454
AMETEK, Inc.	18,800	2,764,352
Carlisle Cos., Inc.	17,000	4,218,040
Dover Corp.	21,875	3,972,500
Hubbell, Inc.	11,000	2,290,970
Trane Technologies, PLC	12,075	2,439,512

		17,158,828
Retail Trade - 3.4%
TJX Cos., Inc.	55,175	4,188,886
Ulta Beauty, Inc. *	9,700	3,999,698

		8,188,584
Technology Services - 23.6%
Altair Engineering, Inc. *	24,800	1,917,536
ANSYS, Inc. *	10,750	4,312,040
Aspen Technology, Inc. *	19,900	3,028,780
Atlassian Corp., PLC *	16,950	6,462,866
Autodesk, Inc. *	14,800	4,161,612
Booking Holdings, Inc. *	450	1,079,653
DocuSign, Inc. *	16,075	2,448,383
Dynatrace, Inc. *	65,375	3,945,381
EPAM Systems, Inc. *	1,775	1,186,499
Euronet Worldwide, Inc. *	20,075	2,392,338
Globant SA *	6,975	2,190,778
GoDaddy, Inc. *	27,075	2,297,585
HubSpot, Inc. *	7,650	5,042,497
nCino, Inc. *	15,400	844,844
Paycom Software, Inc. *	7,600	3,155,444
PTC, Inc. *	39,600	4,797,540
RingCentral, Inc. *	5,500	1,030,425
Science Applications International Corp.	14,275	1,193,247
Splunk, Inc. *	20,900	2,418,548
Twilio, Inc. *	5,825	1,533,956
Zynga, Inc. *	120,500	771,200

		56,211,152
Transportation - 1.8%
Alaska Air Group, Inc. *	17,300	901,330
Knight-Swift Transportation Holdings, Inc.	54,600	3,327,324

		4,228,654

See accompanying notes to financial statements.

30	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Utilities - 0.5%
WEC Energy Group, Inc.	12,800	1,242,496
Total Common Stocks (cost: $105,886,079)		234,205,383

Short-Term Securities - 1.7%
Fidelity Inst. Money Mkt. Gvt. Fund, 0.01%
(cost $4,041,921)	4,041,921	4,041,921

Total Investments in Securities - 99.9% (cost $109,928,000)		238,247,304
Other Assets and Liabilities, net - 0.1%		153,984

Total Net Assets - 100.0%		$238,401,288

*	Non-income producing security.

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of December 31, 2021 is as follows (see Note 2 -significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Prices ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Common Stocks**	234,205,383	—	—	234,205,383
Short-Term Securities	4,041,921	—	—	4,041,921
Total:	238,247,304	—	—	238,247,304

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

DECEMBER 31, 2021	31

Sit Small Cap Dividend Growth Fund Class I and Class S

OBJECTIVE & STRATEGY

The objectives of the Sit Small Cap Dividend Growth Fund is to provide current income that exceeds the Fund’s benchmark index and that grows over a period of years. Secondarily the Fund seeks long-term capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in small cap dividend-paying common stocks that have market capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000® Index measured at the end of the previous twelve months ($25.5 billion as of December 31, 2021). The Fund may invest the balance of its assets in preferred stocks, convertible bonds, U.S Treasury securities (including Treasury bills, notes and bonds), closed-end investment companies, and master limited partnerships.

Fund Performance

The Sit Small Cap Dividend Growth Fund Class I posted a +7.18% return over the last past six months ended December 31, 2021, compared to the -2.31% return for the Russell 2000® Index. The Fund’s gross dividend yield (before deducting Fund expenses) was 1.56% as of December 31, 2021, compared to a yield of 1.00% for the Russell 2000® Index.

Factors that Influenced the Fund’s Performance

During the 6-month period ended December 31, 2021, the Fund had strong absolute and relative returns, while the benchmark Russell 2000® Index posted negative returns. The Fund’s stock selection and underweight positions in the health technology and technology services sectors contributed to outperformance. Returns for health technology securities were broadly negative, due to uncertainty around drug pricing and a lack of mergers and acquisitions. However, the Fund’s holdings, including STERIS, ICU Medical, and Bio-Techne Corp., posted positive returns, owing to positive clinical data results and their ability to make accretive acquisitions. In technology services, while the sector had a -12% return within the benchmark, the Fund’s sector underweight and stock selection resulted in a +22% return. Stock selection in producer manufacturing also contributed to outperformance, due to the Fund’s focus on companies with secular growth opportunities and pricing power, such as Carlisle Cos., Zurn Water Solutions Corp., and EnPro Industries. Contrarily, the Fund’s lack of ownership of any securities in the energy minerals sector detracted from returns. Increasing energy prices helped this group to outperform the market during the period. Stocks in this space are also largely non-dividend paying.

Outlook and Positioning

Over the past six months, small-capitalization stocks lagged their large-capitalization peers, while value closed some of the considerable performance gap with growth that expanded over the prior decade. However, we believe investors will increasingly rotate into quality growth stocks, as economic momentum peaks and year-over-year earnings growth comparisons become more challenging in 2022. The expansion still has strong underpinnings, but we project real GDP growth will downshift to a still-robust +3.5% to +4.0% in 2022. Overall, we believe equity returns in the near-to-intermediate term will be largely driven by earnings growth and that dividend-paying companies will remain attractive based on our expectation for more muted equity returns ahead.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 2000® Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization. It is not possible to invest directly in an index. This is the Fund’s primary index.

Accordingly, the Fund is overweighted in those sectors where we believe earnings growth will exceed the market average, including producer manufacturing, electronic technology, and process industries. These groups should be helped by an expected rebound in economic activity in the first half of 2022, as the U.S. economy continues to reopen. Select technology companies should also benefit, as U.S. technology capital spending continues to grow, driven by investments in cloud computing and other emerging technologies. Finally, we believe defensive “bond proxy” areas of the market with compelling relative valuations, including REITs and select utilities, provide a good hedge to market risks, including historically elevated valuations and continued Covid-19-related economic disruption. These sectors look attractive due to both their relative valuation and their yield advantage to the market and prevailing U.S. Treasury yields.

Roger J. Sit	Michael T. Manns
Kent L. Johnson	Robert W. Sit
Portfolio Managers

32	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2021

	Sit Small Cap Dividend Growth Fund
			Russell 2000®
	Class I	Class S	Index[1]
Six Month	7.18%	7.10%	-2.31%
One Year	23.58	23.27	14.82
Five Year	11.47	11.19	12.02
Since Inception	10.30	10.03	10.47
(3/31/15)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization. It is not possible to directly invest in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 12/31/21:	$16.49 Per Share
Net Asset Value 6/30/21:	$16.73 Per Share
Total Net Assets:	$18.2 Million
Class S:
Net Asset Value 12/31/21:	$16.48 Per Share
Net Asset Value 6/30/21:	$16.72 Per Share
Total Net Assets:	$5.5 Million

Weighted Average Market Cap:	$7.0 Billion

TOP 10 HOLDINGS

1.	Monolithic Power Systems, Inc.
2.	MKS Instruments, Inc.
3.	Tenet Healthcare Corp.
4.	KBR, Inc.
5.	Globant SA
6.	Carlyle Group, Inc.
7.	Olin Corp.
8.	Stifel Financial Corp.
9.	CMC Materials, Inc.
10.	Carlisle Cos, Inc.

Based on total net assets as of December 31, 2021. Subject to change.

SECTOR ALLOCATION

Based on total net assets as of December 31, 2021. Subject to change.

DECEMBER 31, 2021	33

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2021

Sit Small Cap Dividend Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)
Common Stocks - 98.3%
Commercial Services - 4.7%
Booz Allen Hamilton Holding Corp.	3,200	271,328
Brink’s Co.	2,750	180,317
Colliers International Group, Inc.	2,050	304,733
FTI Consulting, Inc. *	850	130,407
World Fuel Services Corp.	8,675	229,627

		1,116,412
Consumer Durables - 4.5%
BRP, Inc.	1,275	111,830
Helen of Troy, Ltd. *	750	183,352
Johnson Outdoors, Inc.	255	23,891
MDC Holdings, Inc.	4,050	226,112
National Presto Industries, Inc.	750	61,523
Thor Industries, Inc.	2,300	238,671
YETI Holdings, Inc. *	2,700	223,641

		1,069,020
Consumer Non-Durables - 1.7%
Sensient Technologies Corp.	2,450	245,147
Wolverine World Wide, Inc.	5,800	167,098

		412,245
Consumer Services - 3.0%
Chegg, Inc. *	3,000	92,100
Nexstar Media Group, Inc.	2,550	384,999
Vail Resorts, Inc.	700	229,530

		706,629
Electronic Technology - 8.7%
CMC Materials, Inc.	2,200	421,718
II-VI, Inc. *	2,450	167,408
MKS Instruments, Inc.	3,275	570,407
Monolithic Power Systems, Inc.	1,200	591,996
Power Integrations, Inc.	3,400	315,826

		2,067,355
Finance - 30.3%
Air Lease Corp.	4,225	186,872
American Financial Group, Inc.	1,875	257,475
Artisan Partners Asset Management, Inc.	6,300	300,132
Axis Capital Holdings, Ltd.	6,300	343,161
Broadstone Net Lease, Inc.	11,800	292,876
Carlyle Group, Inc.	8,075	443,318
CNO Financial Group, Inc.	14,000	333,760
CubeSmart	5,250	298,777
Donegal Group, Inc.	9,500	135,755
Essential Properties Realty Trust, Inc.	10,050	289,741
Evercore Partners, Inc.	2,800	380,380
H&E Equipment Services, Inc.	8,700	385,149
Hannon Armstrong Sust. Inf. Cap., Inc.	4,625	245,680
Hanover Insurance Group, Inc.	1,275	167,101
HCI Group, Inc.	2,100	175,434
Hercules Capital, Inc.	13,100	217,329
Old National Bancorp	15,575	282,219
People’s United Financial, Inc.	18,425	328,334
Physicians Realty Trust	11,250	211,837
Piper Sandler Cos	2,075	370,408
PotlatchDeltic Corp.	2,810	169,218
PROG Holdings, Inc. *	3,325	149,991

Name of Issuer	Quantity	Fair Value ($)
Provident Financial Services, Inc.	7,150	173,173
SiriusPoint, Ltd. *	14,550	118,292
Stifel Financial Corp.	6,000	422,520
STORE Capital Corp.	6,225	214,140
Western Alliance Bancorp	2,775	298,729

		7,191,801
Health Services - 4.4%
Addus HomeCare Corp. *	2,575	240,788
Encompass Health Corp.	4,200	274,092
Tenet Healthcare Corp. *	6,400	522,816

		1,037,696
Health Technology - 7.3%
AtriCure, Inc. *	3,500	243,355
Atrion Corp.	250	176,225
Avid Bioservices, Inc. *	1,975	57,631
Bio-Techne Corp.	325	168,135
Halozyme Therapeutics, Inc. *	4,350	174,914
ICU Medical, Inc. *	975	231,406
Inmode, Ltd. *	2,025	142,924
Seres Therapeutics, Inc. *	6,800	56,644
STERIS, PLC	975	237,325
Twist Bioscience Corp. *	1,425	110,281
Vanda Pharmaceuticals, Inc. *	7,525	118,067

		1,716,907
Industrial Services - 4.1%
EMCOR Group, Inc.	2,400	305,736
KBR, Inc.	10,775	513,106
MYR Group, Inc. *	1,400	154,770

		973,612
Non-Energy Minerals - 2.8%
AZEK Co., Inc. *	5,700	263,568
Commercial Metals Co.	3,950	143,345
Eagle Materials, Inc.	1,575	262,175

		669,088
Process Industries - 5.8%
Avient Corp.	2,125	118,894
Huntsman Corp.	4,650	162,192
Neenah, Inc.	2,525	116,857
Olin Corp.	7,625	438,590
Scotts Miracle-Gro Co.	1,725	277,725
Silgan Holdings, Inc.	5,800	248,472

		1,362,730
Producer Manufacturing - 11.6%
AGCO Corp.	1,350	156,627
Applied Industrial Technologies, Inc.	2,475	254,183
AZZ, Inc.	3,650	201,808
Belden, Inc.	3,175	208,693
Carlisle Cos, Inc.	1,650	409,398
Crane Co.	3,275	333,166
EnPro Industries, Inc.	2,050	225,643
Hubbell, Inc.	1,225	255,131
Hydrofarm Holdings Group, Inc. *	800	22,632
Lincoln Electric Holdings, Inc.	1,350	188,284
MSA Safety, Inc.	1,350	203,796
Regal Rexnord Corp.	1,042	177,328

See accompanying notes to financial statements.

34	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)
Zurn Water Solutions Corp.	3,175	115,570

		2,752,259

Retail Trade - 1.5%
Boot Barn Holdings, Inc. *	1,200	147,660
Casey’s General Stores, Inc.	1,025	202,284

		349,944

Technology Services - 2.2%
Globant SA *	1,625	510,396

Transportation - 3.7%
Knight-Swift Transportation Holdings, Inc.	5,750	350,405
Marten Transport, Ltd.	8,450	145,002
TFI International, Inc.	3,475	389,582

		884,989

Utilities - 2.0%
Black Hills Corp.	4,000	282,280
Spire, Inc.	2,950	192,399

		474,679
Total Common Stocks (cost: $15,059,225)		23,295,762

Short-Term Securities - 2.5%
Fidelity Inst. Money Mkt. Gvt. Fund, 0.01% (cost $602,995)	602,995	602,995

Total Investments in Securities - 100.8% (cost $15,662,220)		23,898,757

Other Assets and Liabilities, net - (0.8)%		(178,943)

Total Net Assets - 100.0%		$23,719,814

*	Non-income producing security.

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of December 31, 2021 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Prices ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks**	23,295,762	—	—	23,295,762
Short-Term Securities	602,995	—	—	602,995
Total:	23,898,757	—	—	23,898,757

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

DECEMBER 31, 2021	35

Sit Small Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of companies with market capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000® measured at the end of the previous twelve months ($25.5 billion as of December 31, 2021). The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth.

Fund Performance

The Sit Small Cap Growth Fund return was +3.40% over the 6-month period ended December 31, 2021. This compares to returns of -5.64% for the Russell 2000® Growth Index and -2.31% for the Russell 2000® Index.

Factors that Influenced the Fund’s Performance

Despite the benchmark Russell 2000® Growth Index generating negative returns during the period, the Fund was able to generate substantial, positive returns over the last six months of 2021. Four key areas contributed to outperformance during the period. First, stock selection within the technology services sector, where the Fund’s holdings returned +9% in aggregate versus the Russell 2000® Growth Index sector return of -13%. Here, a focus on secularly high growth securities that did not experience Covid-19-related disruptions, such as Globant SA, Paycom Software, and HubSpot was an important differentiator among the Fund’s holdings. Second, significantly underweighting the health technology sector, which benefitted returns as many companies in this space were adversely affected by a Covid-19-induced deferral of elective procedures. Stock selection within the sector also helped performance, particularly holdings of Bio-Techne Corp., Steris, PLC, PerkinElmer, and ICU Medical. Third, stock selection in the non-energy minerals sector. Holdings, such as Trex Co., Eagle Materials, and AZEK Co., benefitted from growing home builds, as well as pricing power derived from building materials inflation. Finally, overweighting the transportation sector, as the group saw strong pricing power throughout the period. Moderately detracting from performance was the Fund’s stock selection in the consumer services sector and its sector underweight in consumer non-durables, which benefitted from strong consumer spending during the period.

Outlook and Positioning

During the period, the Russell 2000® Growth Index lagged larger capitalization benchmarks significantly due mainly to the subpar performance of small-capitalization stocks within the healthcare and technology services sectors. Following three exceptional years, we expect moderating equity returns in 2022 as tightening monetary policy challenges equity valuations and corporate earnings growth begins to decelerate. In addition, there are numerous crosscurrents (e.g., Covid-19, interest rates, mid-term elections, geopolitics, etc.) to sustain the recent uptick in market volatility measures. In our view, this backdrop presents an opportunity for stock pickers, following a period where virtually all

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 2000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

stocks were buoyed by unprecedented monetary policy. We believe investors will be rewarded for identifying companies that can sustain their earnings growth and valuations, even as cyclical conditions moderate. Firms with pricing power will continue to fare particularly well, even if inflation pressures begin to subside. The Fund is overweight technology broadly (i.e., technology services and electronic technology). Technology holdings are well positioned to benefit from secular trends, such as increasing 5G adoption and growth of the Internet of Things. The Fund is also focused on companies within the producer manufacturing and industrial services sector, where the inflationary environment (even if it decelerates) should help pricing and margin expansion. Also, the sectors should benefit from pent-up demand stemming from years of underinvestment in infrastructure and from an increase in government spending.

Roger J. Sit	Kent L. Johnson
Robert W. Sit
Portfolio Managers

36	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2021

	Sit Small Cap Growth Fund	Russell 2000® Growth Index1	Russell 2000® Index [2]
Six Month	3.40%	-5.64%	-2.31%
One Year	16.24	2.83	14.82
Five Year	16.09	14.53	12.02
Ten Year	12.84	14.14	13.23
Since Inception	11.07	8.96	9.91
(7/1/94)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Return do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization.

PORTFOLIO SUMMARY

Net Asset Value 12/31/21:	$72.80 Per Share
Net Asset Value 6/30/21:	$82.14 Per Share
Total Net Assets:	$142.3 Million
Weighted Average Market Cap:	$11.8 Billion

TOP 10 HOLDINGS

1.	Globant SA

2.	Tenet Healthcare Corp.

3.	Monolithic Power Systems, Inc.

4.	Trex Co., Inc.

5.	Olin Corp.

6.	Paycom Software, Inc.

7.	Arista Networks, Inc.

8.	TFI International, Inc.

9.	MKS Instruments, Inc.

10.	ASGN, Inc.

Based on total net assets as of December 31, 2021. Subject to change.

SECTOR ALLOCATION

Based on total net assets as of December 31, 2021. Subject to change.

DECEMBER 31, 2021	37

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2021

Sit Small Cap Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 99.8%

Commercial Services - 5.8%
ASGN, Inc. *	19,450	2,400,130
Booz Allen Hamilton Holding Corp.	20,000	1,695,800
Colliers International Group, Inc.	12,700	1,887,855
FTI Consulting, Inc. *	5,250	805,455
World Fuel Services Corp.	54,375	1,439,306

		8,228,546

Consumer Durables - 4.5%
BRP, Inc.	8,150	714,837
Helen of Troy, Ltd. *	4,875	1,191,791
Johnson Outdoors, Inc.	1,635	153,183
Take-Two Interactive Software, Inc. *	6,350	1,128,522
Thor Industries, Inc.	11,200	1,162,224
YETI Holdings, Inc. *	25,325	2,097,670

		6,448,227

Consumer Non-Durables - 0.7%
Wolverine World Wide, Inc.	36,000	1,037,160

Consumer Services - 3.0%
Chegg, Inc. *	20,800	638,560
Nexstar Media Group, Inc.	13,825	2,087,298
Vail Resorts, Inc.	4,600	1,508,340

		4,234,198

Electronic Technology - 10.9%
Arista Networks, Inc. *	17,975	2,583,906
Ciena Corp. *	14,150	1,089,126
CMC Materials, Inc.	11,650	2,233,188
CommScope Holding Co., Inc. *	64,850	715,944
II-VI, Inc. *	20,075	1,371,725
MKS Instruments, Inc.	14,650	2,551,590
Monolithic Power Systems, Inc.	6,300	3,107,979
Skyworks Solutions, Inc.	12,200	1,892,708

		15,546,166

Finance - 10.8%
Air Lease Corp.	27,625	1,221,854
American Financial Group, Inc.	4,800	659,136
Artisan Partners Asset Management, Inc.	31,825	1,516,143
Axis Capital Holdings, Ltd.	22,975	1,251,448
First Republic Bank	5,200	1,073,852
H&E Equipment Services, Inc.	53,175	2,354,057
Hannon Armstrong Sust. Inf. Cap., Inc.	28,950	1,537,824
Physicians Realty Trust	61,600	1,159,928
PROG Holdings, Inc. *	20,750	936,033
SiriusPoint, Ltd. *	35,425	288,005
SVB Financial Group *	2,800	1,899,072

Name of Issuer	Quantity	Fair Value ($)

Western Alliance Bancorp	14,300	1,539,395

		15,436,747

Health Services - 4.3%
Addus HomeCare Corp. *	16,850	1,575,643
Encompass Health Corp.	19,675	1,283,991
Tenet Healthcare Corp. *	40,100	3,275,769

		6,135,403

Health Technology - 16.4%
908 Devices, Inc. *	32,675	845,302
Align Technology, Inc. *	2,150	1,412,937
AtriCure, Inc. *	23,225	1,614,834
Avid Bioservices, Inc. *	12,025	350,890
Bio-Techne Corp.	4,150	2,146,961
Exact Sciences Corp. *	15,700	1,221,931
Halozyme Therapeutics, Inc. *	26,375	1,060,539
ICU Medical, Inc. *	6,875	1,631,712
Inmode, Ltd. *	12,250	864,605
Insulet Corp. *	3,525	937,897
NanoString Technologies, Inc. *	25,125	1,061,029
Pacific Biosciences of California, Inc. *	69,475	1,421,459
PerkinElmer, Inc.	8,400	1,688,904
Sarepta Therapeutics, Inc. *	13,400	1,206,670
Seres Therapeutics, Inc. *	43,300	360,689
STAAR Surgical Co. *	22,550	2,058,815
STERIS, PLC	8,300	2,020,303
Twist Bioscience Corp. *	8,975	694,575
Vanda Pharmaceuticals, Inc. *	47,825	750,374

		23,350,426

Industrial Services - 5.1%
EMCOR Group, Inc.	14,200	1,808,938
KBR, Inc.	43,500	2,071,470
MYR Group, Inc. *	8,675	959,022
Waste Connections, Inc.	17,575	2,394,945

		7,234,375

Non-Energy Minerals - 4.0%
AZEK Co., Inc. *	24,200	1,119,008
Eagle Materials, Inc.	10,300	1,714,538
Trex Co., Inc. *	20,825	2,812,000

		5,645,546

Process Industries - 4.2%
Avient Corp.	13,200	738,540
Olin Corp.	48,175	2,771,026
Scotts Miracle-Gro Co.	10,275	1,654,275
Vital Farms, Inc. *	41,675	752,651

		5,916,492

See accompanying notes to financial statements.

38	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Producer Manufacturing - 8.2%
Applied Industrial Technologies, Inc.	7,000	718,900
AZZ, Inc.	22,575	1,248,171
Belden, Inc.	20,275	1,332,676
Carlisle Cos, Inc.	2,200	545,864
Crane Co.	19,075	1,940,500
Hubbell, Inc.	6,400	1,332,928
Hydrofarm Holdings Group, Inc. *	5,500	155,595
Lincoln Electric Holdings, Inc.	8,900	1,241,283
MSA Safety, Inc.	8,800	1,328,448
Regal Rexnord Corp.	6,755	1,149,566
Zurn Water Solutions Corp.	19,325	703,430

		11,697,361

Retail Trade - 2.7%
Boot Barn Holdings, Inc. *	7,725	950,561
Casey’s General Stores, Inc.	4,300	848,605
Ulta Beauty, Inc. *	3,050	1,257,637
Urban Outfitters, Inc. *	24,400	716,384

		3,773,187

Technology Services - 13.9%
Altair Engineering, Inc. *	29,983	2,318,286
ANSYS, Inc. *	2,950	1,183,304
Aspen Technology, Inc. *	12,575	1,913,915
Euronet Worldwide, Inc. *	12,050	1,435,999
Globant SA *	12,450	3,910,420
GoDaddy, Inc. *	15,025	1,275,021
HubSpot, Inc. *	3,600	2,372,940
nCino, Inc. *	10,775	591,116
Paycom Software, Inc. *	6,225	2,584,558
PTC, Inc. *	17,600	2,132,240

		19,717,799

Transportation - 4.6%
Alaska Air Group, Inc. *	11,500	599,150
Knight-Swift Transportation Holdings, Inc.	36,050	2,196,887
Marten Transport, Ltd.	72,075	1,236,807
TFI International, Inc.	22,925	2,570,122

		6,602,966

Utilities - 0.7%
Spire, Inc.	14,675	957,104

Total Common Stocks (cost: $74,593,847)		141,961,703

Name of Issuer	Quantity	Fair Value ($)

Short-Term Securities - 1.1%
Fidelity Inst. Money Mkt. Gvt. Fund, 0.01% (cost $1,509,593)	1,509,593	1,509,593

Total Investments in Securities - 100.9% (cost $76,103,440)		143,471,296

Other Assets and Liabilities, net - (0.9)%		(1,218,496)

Total Net Assets - 100.0%		$142,252,800

*	Non-income producing security.

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.

DECEMBER 31, 2021	39

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2021

Sit Small Cap Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of December 31, 2021 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Prices ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks**	141,961,703	—	—	141,961,703
Short-Term Securities	1,509,593	—	—	1,509,593
Total:	143,471,296	—	—	143,471,296

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

40	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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DECEMBER 31, 2021	41

Sit International Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its net assets in common stocks of growth companies domiciled outside the United States. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected Developing Markets Growth industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

Fund Performance

The Sit International Growth Fund’s return was +1.92% during the 6-month period ended December 31, 2021, compared to a +2.24% return for the MSCI EAFE Index.

Factors that Influenced the Fund’s Performance

U.S. stocks outpaced international equities, and the Fund slightly lagged its benchmark over the 6-month period. The main sectors that contributed to the underperformance were technology hardware & equipment (Logitech International SA), media & entertainment (Tencent Holdings Ltd. and Baidu), and retailing (Alibaba). Conversely, sectors that helped performance were software & services (Atlassian Corp., PLC, Globant SA, and Dassault Systemes SA), commercial & professional services (Recruit Holdings Co., Ltd. and Colliers International Group), and capital goods (Schneider Electric SE and Interroll Holding AG).

Geographically, stock selection in Asia Pacific ex-Japan and Non-Euroland sectors detracted from performance, while allocation to Japan, Euroland, and Latin America contributed value.

Outlook and Positioning

The global economy is expected to decelerate in 2022 and 2023, due to the effects of the Omicron variant, supply chain disruptions, labor shortages, and less government stimulus. The World Bank estimates global GDP growth of +4.1% in 2022 and +3.2% in 2023, compared to +5.5% in 2021. The U.S. economy still has momentum, aided by the approval of Covid-19 vaccines in December 2020 and subsequent inoculations, which helped unleash pent-up demand and extended the economic rebound in 2021. Europe’s economic recovery is intact, helped by high vaccination rates, which have prevented a return to large-scale lock-downs. Japan’s economy appears better positioned for growth entering 2022, owing to higher vaccination rates and a fiscal stimulus plan. China’s GDP growth will stabilize sequentially but slow to the mid-single-digit range in 2022 from +8.1% in 2021. Its economy has slowed sharply in recent months, due largely to prior policy tightening, and it may remain growth-challenged because of ongoing property market deleveraging. International market concerns include the Omicron variant, inflation, elevated commodity prices, and slower economic growth in China.

For international strategy, we prefer equities in Europe, China, South Korea, Singapore, and India. Our European holdings are a cross-section of traditional and cyclical growth opportunities levered to both the economic recovery and secular investment themes. Key exposures in

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI EAFE Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada. It is not possible to invest directly in an index. This is the Fund’s primary index.

Europe are to higher infrastructure spending and capex (automation), reopening beneficiaries, and market share gainers within autos. We remain underweight Japanese equities, as we prefer exposure to regions with better long-term growth dynamics and given the negatives of an aging population, a rigid labor system, and growing public debt. Our Japan holdings are exposed to faster-growing areas overseas and secular growing markets. In China, the positive policy shift to economic growth stability should lead to an expansion in price-to-earnings multiples. We are keeping our weight in internet stocks and prefer exposure to the reopening trade, mass consumption, capital market reform, and renewables themes. Our South Korea holdings are in technology, financials, e-commerce, and electric vehicle battery manufacturers. In Singapore, we prefer the financials, technology, gaming, and e-commerce areas. India investments are focused on consumer, financials, energy, information services, and industrials.

Roger J. Sit

Portfolio Manager

42	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2021

	Sit International	MSCI EAFE
	Growth Fund	Index[1]
Six Month	1.92%	2.24%
One Year	11.87	11.26
Five Year	11.70	9.55
Ten Year	8.15	8.03
Since Inception	4.80	5.68
(11/1/91)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 MSCI EAFE Index (Europe, Australasia Far East) is an unmanaged free float adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada.

FUND DIVERSIFICATION-BY REGION

		MSCI
	Sit International	EAFE
	Growth Fund	Index
Europe	57.5%	64.1%
Asia/Pacific	30.7	35.2
North America	7.2	––
Latin America	2.2	—
Africa/Middle East	—	0.7
Cash & Other Net Assets	2.4	—

Based on total net assets as of December 31, 2021. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 12/31/21:	$23.66 Per Share
Net Asset Value 6/30/21:	$23.27 Per Share
Total Net Assets:	$31.6 Million
Weighted Average Market Cap:	$91.8 Billion

TOP 10 HOLDINGS

  1. Schneider Electric SE

  2. ASML Holding NV

  3. Partners Group Holding AG

  4. Sony Group Corp., ADR

  5. Dassault Systemes SE

  6. Globant SA

  7. Roche Holding AG

  8. Atlassian Corp., PLC

  9. Broadcom, Inc.

10. Recruit Holdings Co., Ltd.

Based on total net assets as of December 31, 2021. Subject to change.

SECTOR ALLOCATION

Based on total net assets as of December 31, 2021. Subject to change.

DECEMBER 31, 2021	43

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2021

Sit International Growth Fund

Investments are grouped by geographic region.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 96.3%

Asia - 29.4%

Australia - 6.2%
Atlassian Corp., PLC *	1,825	695,854
BHP Group, Ltd., ADR	4,200	253,470
Lynas Rare Earths, Ltd. *	35,775	264,706
Macquarie Group, Ltd.	2,600	388,541
Rio Tinto, PLC, ADR	4,400	294,536
Westpac Banking Corp., ADR	4,425	68,233

		1,965,340
China/Hong Kong - 7.9%
AIA Group, Ltd.	32,200	324,579
Alibaba Group Holding, Ltd., ADR *	2,350	279,157
Baidu, Inc., ADR *	2,175	323,618
Budweiser Brewing Co. APAC, Ltd.	21,500	56,386
China Tower Corp., Ltd.	1,342,000	148,011
CSPC Pharmaceutical Group, Ltd.	262,960	285,637
ENN Energy Holdings, Ltd.	18,400	346,406
Ping An Insurance Group Co. of China, Ltd.	33,500	241,233
Tencent Holdings, Ltd.	8,100	474,518

		2,479,545
Japan - 10.0%
Astellas Pharma, Inc.	17,700	287,819
Keyence Corp.	1,000	628,358
Recruit Holdings Co., Ltd.	11,200	678,835
Shiseido Co., Ltd.	4,100	228,614
Sony Group Corp., ADR	6,300	796,320
Terumo Corp.	13,100	553,473

		3,173,419
Singapore - 2.7%
DBS Group Holdings, Ltd.	15,600	378,077
Sea, Ltd., ADR *	1,175	262,859
Singapore Technologies Engineering, Ltd.	78,400	218,747

		859,683
South Korea - 2.6%
LG Chem, Ltd.	975	504,417
Samsung Electronics Co., Ltd., GDR	185	305,065

		809,482
Europe - 57.5%

France - 8.9%
AXA SA	11,750	350,287
Dassault Systemes SE	13,125	781,658
Faurecia SE	6,275	298,837
Safran SA	3,200	392,227
Schneider Electric SE	5,000	981,729

		2,804,738
Germany - 6.1%
adidas AG	1,300	374,749
Allianz SE	2,250	531,921
Deutsche Post AG	5,425	349,212
Muenchener Rueckversicherungs AG	435	129,012
Siemens AG	3,100	538,861

		1,923,755

Name of Issuer	Quantity	Fair Value ($)

Ireland - 2.4%
CRH, PLC, ADR	4,800	253,440
Linde, PLC	500	173,215
STERIS, PLC	1,450	352,945

		779,600
Netherlands - 3.5%
ASML Holding NV	1,025	816,043
Stellantis NV	16,375	307,195

		1,123,238
Spain - 3.5%
Cellnex Telecom SA	9,442	550,170
Iberdrola SA	45,900	543,997

		1,094,167
Sweden - 2.4%
Hexagon AB	26,600	422,865
Telefonaktiebolaget LM Ericsson, ADR	32,350	351,644

		774,509
Switzerland - 14.8%
Barry Callebaut AG	55	133,758
Garmin, Ltd.	1,750	238,297
Interroll Holding AG	120	540,606
Logitech International SA	6,650	548,492
Lonza Group AG	655	547,463
Nestle SA	3,600	503,494
Novartis AG	1,950	171,802
Partners Group Holding AG	490	813,350
Roche Holding AG	1,675	696,875
TE Connectivity, Ltd.	1,100	177,474
Zurich Insurance Group AG	680	298,806

		4,670,417
United Kingdom - 15.9%
Ashtead Group, PLC	6,850	550,931
AstraZeneca, PLC, ADR	8,300	483,475
BAE Systems, PLC	52,600	391,440
Coca-Cola Europacific Partners, PLC	5,400	302,022
Compass Group, PLC *	5,925	132,407
Dechra Pharmaceuticals, PLC	6,300	454,082
Diageo, PLC, ADR	2,775	610,889
Entain, PLC *	13,925	317,215
HomeServe, PLC	22,975	271,950
London Stock Exchange Group, PLC	5,100	478,385
Reckitt Benckiser Group, PLC	3,100	266,111
RELX, PLC	12,275	398,569
Smith & Nephew, PLC	21,250	372,049

		5,029,525
Latin America - 2.2%

Argentina - 2.2%
Globant SA *	2,225	698,850

North America - 7.2%

Canada - 3.4%
Alimentation Couche-Tard, Inc.	7,400	310,052
BRP, Inc.	1,675	146,717
Colliers International Group, Inc.	1,600	237,840

See accompanying notes to financial statements.

44	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)
Waste Connections, Inc.	2,750	374,743

		1,069,352
United States - 3.8%
Broadcom, Inc.	1,025	682,045
Euronet Worldwide, Inc. *	1,775	211,527
Mondelez International, Inc.	4,800	318,288

		1,211,860

Total Common Stocks
(cost: $18,212,741)		30,467,480

Investment Companies 1.3%
iShares MSCI India ETF
(cost $258,116)	8,700	398,807

Short-Term Securities - 2.2%
Fidelity Inst. Money Mkt. Gvt. Fund, 0.01%
(cost $698,122)	698,122	698,122

Total Investments in Securities - 99.8%
(cost $19,168,979)		31,564,409

Other Assets and Liabilities, net - 0.2%		53,535

Total Net Assets - 100.0%		$31,617,944

*	Non-income producing security.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

PLC - Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.

DECEMBER 31, 2021	45

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2021

Sit International Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of December 31, 2021 is as follows (see Note 2 -significant accounting policies in the notes to financial statements):

		Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Prices ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Common Stocks
Argentina	698,850	—	—	698,850
Australia	1,965,340	—	—	1,965,340
Canada	1,069,352	—	—	1,069,352
China/Hong Kong	2,479,545	—	—	2,479,545
France	2,804,738	—	—	2,804,738
Germany	1,923,755	—	—	1,923,755
Ireland	779,600	—	—	779,600
Japan	3,173,419	—	—	3,173,419
Netherlands	1,123,238	—	—	1,123,238
Singapore	859,683	—	—	859,683
South Korea	809,482	—	—	809,482
Spain	1,094,167	—	—	1,094,167
Sweden	774,509	—	—	774,509
Switzerland	4,670,417	—	—	4,670,417
United Kingdom	5,029,525	—	—	5,029,525
United States	1,211,860	—	—	1,211,860
Investment Companies	398,807	—	—	398,807
Short-Term Securities	698,122	—	—	698,122
Total:	31,564,409	—	—	31,564,409

Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

46	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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DECEMBER 31, 2021	47

Sit Developing Markets Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Developing Markets Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

Fund Performance

The Sit Developing Markets Growth Fund posted a -11.29% return during the 6-month period ended December 31, 2021, compared to the -10.38% return for the MSCI Emerging Markets Index.

Factors that Influenced the Fund’s Performance

The Fund lagged its benchmark amidst a poor six months for Emerging Markets stocks, due to global inflation, China, and Covid-19 head-winds. Contributing to the Fund’s underperformance were its holdings in banks (Banco Bradesco SA, and not owning Al Rajhi Bank), materials (LG Chem Ltd.), and energy (sector underweight). On the positive side, sectors that helped performance included funds (iShares MSCI India ETF), semiconductors & semiconductor equipment (Broadcom), and technology hardware & equipment (NICE Ltd., and not owning Xiaomi Corp.).

Geographically, holdings in the regions of Asia Pacific ex-Japan (Alibaba, LG Chem Ltd., and JD.com) and Africa/Mideast (Naspers Limited) detracted from performance, while Latin America (Globant SA) added value.

Outlook and Positioning

The global economy will slow in 2022 because of the effects of the Omicron variant, supply chain disruptions, labor shortages, and less government stimulus. The World Bank estimates global GDP growth of +4.1% in 2022, down from +5.5% in 2021. The U.S. economy still has momentum, aided by the approval of Covid-19 vaccines in December 2020 and subsequent inoculations, which helped unleash pent-up demand and supported a continued rebound in economic activity in 2021. Europe’s economic recovery is intact, helped by high vaccination rates, forestalling a return to large-scale lockdowns. China’s GDP growth will stabilize sequentially but slow to the mid-single-digit range in 2022 from +8.1% in 2021. Its economy has slowed sharply in recent months, due largely to prior policy tightening, and it may stay growth-challenged because of ongoing property market deleveraging. Moreover, China’s zero-Covid policy may linger beyond the February 2022 Winter Olympics and continue hindering the services sector recovery. Emerging markets concerns are the Omicron variant, inflation, elevated commodity prices, and slower growth in China. The World Bank projects EM growth of +4.6% in 2022, compared to +6.3% in 2021.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI Emerging Markets Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

For international portfolios, we prefer equities in China, South Korea, and India. The worst of the Covid-19 lockdown is behind us, and the recent surge in Covid cases driven by the Omicron variant only temporarily delays the full reopening of economies. Immunization and restrictions should ultimately contain the spread of the virus and allow for an economic recovery. Consequently, we are optimistic on emerging markets and expect stronger earnings growth in 2022. Our portfolios balance growth, cyclical, and secular themes. Although we are cautious on China near-term, given lingering headwinds such as still-negative earnings revisions, property market deleveraging, and elevated U.S.-China tensions, the positive policy shift to economic growth stability should lead to an expansion in price-to-earnings multiples. We are maintaining our weight in currently out-of-favor internet stocks and prefer exposure to the reopening trade, mass consumption, capital market reform, and renewables themes. Our South Korea holdings are in technology, financials, e-commerce, and electric vehicle battery manufacturers. India investments are in the consumer, financials, energy, information services, and industrials sectors.

Roger J. Sit	Raymond E. Sit
Portfolio Managers

48	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2021

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index[1]
Six Month	-11.29%	-10.38%
One Year	-8.87	-4.59
Five Year	10.41	7.40
Ten Year	3.95	3.00
Since Inception (7/1/94)	4.35	3.49

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index.

FUND DIVERSIFICATION BY- REGION

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index
Asia/Pacific	76.0%	78.9%
Latin America	8.5	6.8
Africa/Middle East	7.5	9.1
North America	5.5	—
Europe	1.2	5.2
Cash & Other Net Assets	1.3	—

Based on total net assets as of December 31, 2021. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 12/31/21:	$18.58 Per Share
Net Asset Value 6/30/21:	$21.40 Per Share
Total Net Assets:	$12.0 Million
Weighted Average Market Cap:	$156.1 Billion

TOP 10 HOLDINGS

  1. Taiwan Semiconductor Co.

  2. Samsung Electronics Co., Ltd.

  3. Tencent Holdings, Ltd.

  4. iShares MSCI India ETF

  5. Alibaba Group Holding, Ltd., ADR

  6. ENN Energy Holdings, Ltd.

  7. Globant SA

  8. Broadcom, Inc.

  9. DBS Group Holdings, Ltd.

10. NICE Systems, Ltd., ADR

Based on total net assets as of December 31, 2021. Subject to change.

SECTOR ALLOCATION

Based on total net assets as of December 31, 2021. Subject to change.

DECEMBER 31, 2021	49

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2021

Sit Developing Markets Growth Fund

Investments are grouped by geographic region.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 94.4%

Africa/Middle East - 7.5%

Israel - 2.9%
NICE Systems, Ltd., ADR *	1,150	349,140

South Africa - 4.6%
Bid Corp., Ltd.	13,200	270,403
Bidvest Group, Ltd.	5,525	65,686
Naspers, Ltd.	1,425	221,061

		557,150
Asia - 71.7%

Australia - 2.8%
Atlassian Corp., PLC *	450	171,580
Rio Tinto, PLC, ADR	2,475	165,677

		337,257
China/Hong Kong - 33.7%
AIA Group, Ltd.	21,400	215,714
Alibaba Group Holding, Ltd., ADR *	3,150	374,189
Baidu, Inc., ADR *	1,300	193,427
Budweiser Brewing Co. APAC, Ltd.	46,000	120,640
China International Capital Corp., Ltd.	58,400	161,025
China Mengniu Dairy Co., Ltd.	48,000	272,085
China Petroleum & Chemical Corp., ADR	1,400	65,114
China Tower Corp., Ltd.	704,000	77,645
CSPC Pharmaceutical Group, Ltd.	230,400	250,269
ENN Energy Holdings, Ltd.	19,800	372,763
GDS Holdings, Ltd., ADR *	1,000	47,160
Hong Kong Exchanges & Clearing, Ltd.	5,100	297,855
JD.com, Inc., ADR *	4,000	280,280
Meituan Dianping *	6,000	173,439
Ping An Insurance Group Co. of China, Ltd.	19,900	143,299
Sands China, Ltd. *	30,400	70,800
Sinopharm Group Co., Ltd.	44,900	97,659
Tencent Holdings, Ltd.	11,400	667,841
Trip.com Group, Ltd. *	4,450	109,559
WH Group, Ltd.	101,857	63,877

		4,054,640
India - 2.9%
HDFC Bank, Ltd., ADR	5,350	348,124
Indonesia - 2.4%
Astra International Tbk PT	176,000	70,388
XL Axiata Tbk PT	948,800	211,029

		281,417
Singapore - 5.7%
DBS Group Holdings, Ltd.	14,500	351,417
Flex, Ltd. *	4,000	73,320
Sea, Ltd, ADR *	600	134,226
Singapore Technologies Engineering, Ltd.	44,000	122,767

		681,730
South Korea - 12.2%
LG Chem, Ltd.	575	297,476
NAVER Corp.	450	143,281
Samsung Electronics Co., Ltd.	12,250	806,877

Name of Issuer	Quantity	Fair Value ($)

Shinhan Financial Group Co., Ltd.	7,200	222,890

		1,470,524
Taiwan - 10.9%
Cathay Financial Holding Co., Ltd.	82,085	185,431
Hon Hai Precision Industry Co., Ltd., GDR	23,700	175,143
Taiwan Semiconductor Co.	37,482	833,174
Taiwan Semiconductor Co., ADR	1,000	120,310

		1,314,058
Thailand - 1.1%
Bangkok Bank PCL	36,500	132,211

Europe - 1.2%

Netherlands - 1.2%
Prosus NV	1,700	142,314

Latin America - 8.5%

Argentina - 3.1%
Globant SA *	1,175	369,056

Brazil - 2.8%
Ambev SA, ADR	21,575	60,410
Banco Bradesco SA	27,591	95,157
Lojas Renner SA	19,030	83,499
Pagseguro Digital, Ltd. *	3,800	99,636

		338,702
Chile - 0.6%
Banco Santander Chile, ADR	4,700	76,563

Peru - 2.0%
Southern Copper Corp.	3,900	240,669

North America - 5.5%

Mexico - 1.0%
Fomento Economico Mexicano, ADR	1,575	122,393

United States - 4.5%
Broadcom, Inc.	550	365,976
Skyworks Solutions, Inc.	1,150	178,411

		544,387

Total Common Stocks (cost: $7,581,752)		11,360,335

Investment Companies 4.3%
iShares MSCI India ETF (cost $333,061)	11,100	508,824

Short-Term Securities - 1.3%
Fidelity Inst. Money Mkt. Gvt. Fund, 0.01% (cost $159,774)	159,774	159,774

Total Investments in Securities - 100.0% (cost $8,074,587)		12,028,933

Other Assets and Liabilities, net - 0.0%		2,988

Total Net Assets - 100.0%		$12,031,921

See accompanying notes to financial statements.

50	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

*	Non-income producing security.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of December 31, 2021 is as follows (see Note 2 -significant accounting policies in the notes to financial statements):

		Investment in Securities
	Level 1	Level 2	Level 3
	Quoted Prices ($)	Other significant observable inputs ($)	Significant unobservable inputs ($)	Total ($)
Common Stocks
Argentina	369,056	—	—	369,056
Australia	337,257	—	—	337,257
Brazil	160,046	178,656	—	338,702
Chile	76,563	—	—	76,563
China/Hong Kong	4,054,640	—	—	4,054,640
India	348,124	—	—	348,124
Indonesia	281,417	—	—	281,417
Israel	349,140	—	—	349,140
Mexico	122,393	—	—	122,393
Netherlands	142,314	—	—	142,314
Peru	240,669	—	—	240,669
Singapore	681,730	—	—	681,730
South Africa	557,150	—	—	557,150
South Korea	1,470,524	—	—	1,470,524
Taiwan	1,314,058	—	—	1,314,058
Thailand	132,211	—	—	132,211
United States	544,387	—	—	544,387
Investment Companies	508,824	—	—	508,824
Short-Term Securities	159,774	—	—	159,774
Total:	11,850,277	178,656	—	12,028,933

Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

DECEMBER 31, 2021	51

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

December 31, 2021

	Sit Balanced Fund	Sit Dividend Growth Fund	Sit Global Dividend Growth Fund
ASSETS
Investments in securities, at identified cost	$53,297,923	$173,383,395	$25,902,127

Investments in securities, at fair value - see accompanying schedule for detail	$77,331,741	$256,716,304	$50,511,642
Cash in bank on demand deposit	—	—	—
Accrued interest and dividends receivable	164,819	235,371	74,509
Receivable for investment securities sold	114,292	94,508	—
Receivable for Fund shares sold	22,158	308,494	583

Total assets	77,633,010	257,354,677	50,586,734

LIABILITIES
Payable for investment securities purchased	677,828	102,601	—
Payable for Fund shares redeemed	156,183	154,601	1,032
Accrued investment management fees and advisory fees	64,511	149,314	41,538
Accrued Rule 12b-1 fees (Class S)	—	5,924	913

Total liabilities	898,522	412,440	43,483

Net assets applicable to outstanding capital stock	$76,734,488	$256,942,237	$50,543,251

Net assets consist of:
Capital (par value and paid-in surplus)	$52,101,573	$165,112,774	$26,384,813
Total distributable earnings (loss), including unrealized appreciation (depreciation)	24,632,915	91,829,463	24,158,438

	$76,734,488	$256,942,237	$50,543,251

Outstanding shares:
Common Shares (Class I)*	2,271,171	13,216,574	1,864,027

Common Shares (Class S)*	—	1,658,899	178,656

Net assets applicable to outstanding shares:
Common Shares (Class I)*	$76,734,488	$228,442,242	$46,124,914

Common Shares (Class S)*	—	28,499,995	4,418,337

Net asset value per share of outstanding capital stock:
Common Shares (Class I)*	$33.79	$17.28	$24.74

Common Shares (Class S)*	—	17.18	24.73

*	Dividend Growth, Global Dividend Growth, ESG Growth and Small Cap Dividend Growth Funds offer multiple share classes (I and S). All other Funds offer a single share class.

See accompanying notes to financial statements.

52	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Large Cap Growth Fund	Sit ESG Growth Fund	Sit Mid Cap Growth Fund	Sit Small Cap Dividend Growth Fund	Sit Small Cap Growth Fund	Sit International Growth Fund	Sit Developing Markets Growth Fund

$67,462,511	$5,582,253	$109,928,000	$15,662,220	$76,103,440	$19,168,979	$8,074,587

$194,540,751	$9,754,261	$238,247,304	$23,898,757	$143,471,296	$31,564,409	$12,028,933
—	—	—	—	—	1,866	1,357
51,314	11,428	38,976	26,886	95,138	90,201	14,104
—	137,801	567,236	28,157	509,820	—	—
2,323	—	4,178	2,000	4,390	439	1,790

194,594,388	9,903,490	238,857,694	23,955,800	144,080,644	31,656,915	12,046,184

487,611	195,442	—	215,389	501,502	—	—
21,600	—	209,079	—	1,148,114	—	—
162,214	8,078	247,327	19,453	178,228	38,971	14,263
—	959	—	1,144	—	—	—

671,425	204,479	456,406	235,986	1,827,844	38,971	14,263

$193,922,963	$9,699,011	$238,401,288	$23,719,814	$142,252,800	$31,617,944	$12,031,921

$63,484,741	$5,333,521	$109,036,683	$15,272,369	$72,198,652	$19,198,830	$8,049,704
130,438,222	4,365,490	129,364,605	8,447,445	70,054,148	12,419,114	3,982,217

$193,922,963	$9,699,011	$238,401,288	$23,719,814	$142,252,800	$31,617,944	$12,031,921

2,913,019	263,611	9,897,678	1,102,224	1,953,964	1,336,105	647,498

—	239,752	—	336,620	—	—	—

$193,922,963	$5,095,502	$238,401,288	$18,171,005	$142,252,800	$31,617,944	$12,031,921

—	4,603,509	—	5,548,809	—	—	—

$66.57	$19.33	$24.09	$16.49	$72.80	$23.66	$18.58

—	19.20	—	16.48	—	—	—

DECEMBER 31, 2021	53

STATEMENTS OF OPERATIONS (Unaudited)

Six Months Ended December 31, 2021

		Sit	Global
	Sit	Dividend	Dividend
	Balanced	Growth	Growth
	Fund	Fund	Fund
Investment income:
Income:
Dividends*	$287,082	$2,635,975	$362,721
Interest	312,179	93	41

Total income	599,261	2,636,068	362,762

Expenses (note 4):
Investment management and advisory service fee	361,884	1,245,618	300,734
12b-1 fees (Class S)	—	36,328	5,416

Total expenses	361,884	1,281,946	306,150

Less fees and expenses waived by investment adviser	—	(373,685)	(60,147)

Total net expenses	361,884	908,261	246,003

Net investment income (loss)	237,377	1,727,807	116,759

Realized and unrealized gain (loss):
Net realized gain (loss) on investments	1,437,246	17,907,896	475,980
Net realized gain (loss) on foreign currency transactions	—	661	(1,317)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	3,032,589	8,049,238	4,324,528

Net gain (loss)	4,469,835	25,957,795	4,799,191

Net increase (decrease) in net assets resulting from operations	$4,707,212	$27,685,602	$4,915,950

* Foreign taxes withheld on dividends received	—	$4,919	$5,520

See accompanying notes to financial statements.

54	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Large Cap Growth Fund	Sit ESG Growth Fund	Sit Mid Cap Growth Fund	Small Cap Dividend Growth Fund	Sit Small Cap Growth Fund	Sit International Growth Fund	Developing Markets Growth Fund

$704,423	$58,293	$783,842	$225,366	$623,028	$208,724	$130,356
106	15	197	33	83	19	9

704,529	58,308	784,039	225,399	623,111	208,743	130,365

944,031	59,796	1,485,249	144,895	1,093,120	238,787	128,345
—	5,602	—	6,759	—	—	—

944,031	65,398	1,485,249	151,654	1,093,120	238,787	128,345

—	(11,959)	—	(28,979)	—	—	(38,503)

944,031	53,439	1,485,249	122,675	1,093,120	238,787	89,842

(239,502)	4,869	(701,210)	102,724	(470,009)	(30,044)	40,523

8,617,465	288,044	10,176,657	762,189	9,634,627	866,833	37,402
—	(16)	—	3	—	(1,201)	(470)

12,613,252	427,118	6,198,575	741,269	(4,405,774)	(218,099)	(1,627,115)

21,230,717	715,146	16,375,232	1,503,461	5,228,853	647,533	(1,590,183)

$20,991,215	$720,015	$15,674,022	$1,606,185	$4,758,844	$617,489	($1,549,660)

—	$1,617	$1,918	$584	$4,323	$8,444	$10,430

DECEMBER 31, 2021	55

STATEMENTS OF CHANGES IN NET ASSETS

	Sit Balanced Fund		Sit Dividend Growth Fund
	Six Months Ended	Year	Six Months Ended	Year
	December 31, 2021	Ended	December 31, 2021	Ended
	(Unaudited)	June 30, 2021	(Unaudited)	June 30, 2021

Operations:
Net investment income (loss)	$237,377	$430,852	$1,727,807	$2,949,079
Net realized gain (loss) on investments and foreign currency transactions	1,437,246	1,698,152	17,908,557	24,965,923
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	3,032,589	11,329,221	8,049,238	42,687,814

Net increase (decrease) in net assets resulting from operations	4,707,212	13,458,225	27,685,602	70,602,816

Distributions from:
Net investment income and net realized gains
Common shares (Class I)	(2,875,312)	(884,972)	(25,041,507)	(13,049,387)
Common shares (Class S)	—	—	(3,109,691)	(1,943,636)

Total distributions	(2,875,312)	(884,972)	(28,151,198)	(14,993,023)

Capital share transactions:
Proceeds from shares sold
Common Shares (Class I)	11,340,018	18,674,720	14,878,571	18,080,843
Common Shares (Class S)	—	—	700,515	1,691,612
Reinvested distributions
Common Shares (Class I)	2,848,884	873,871	23,853,346	12,322,264
Common Shares (Class S)	—	—	3,100,934	1,939,456
Payments for shares redeemed
Common Shares (Class I)	(5,528,864)	(12,536,795)	(17,066,735)	(43,647,701)
Common Shares (Class S)	—	—	(6,731,456)	(9,175,403)

Increase (decrease) in net assets from capital transactions	8,660,038	7,011,796	18,735,175	(18,788,929)

Total increase (decrease) in net assets	10,491,938	19,585,049	18,269,579	36,820,864

Net assets:
Beginning of period	66,242,550	46,657,501	238,672,658	201,851,794

End of period	$76,734,488	$66,242,550	$256,942,237	$238,672,658

Capital transactions in shares:
Sold
Common Shares (Class I)	331,090	637,633	826,750	1,149,761
Common Shares (Class S)	—	—	39,492	108,736
Reinvested distributions
Common Shares (Class I)	85,513	29,661	1,406,154	824,322
Common Shares (Class S)	—	—	183,907	130,480
Redeemed
Common Shares (Class I)	(161,959)	(419,877)	(952,447)	(2,852,269)
Common Shares (Class S)	—	—	(376,744)	(598,376)

Net increase (decrease)	254,644	247,417	1,127,112	(1,237,346)

See accompanying notes to financial statements.

56	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Global Dividend Growth Fund		Sit Large Cap Growth Fund		Sit ESG Growth Fund
Six Months Ended	Year	Six Months Ended	Year	Six Months Ended	Year
December 31, 2021	Ended	December 31, 2021	Ended	December 31, 2021	Ended
(Unaudited)	June 30, 2021	(Unaudited)	June 30, 2021	(Unaudited)	June 30, 2021

$116,759	$405,965	($239,502)	($167,980)	$4,869	$48,322
474,663	125,639	8,617,465	9,623,514	288,028	100,056

4,324,528	11,262,561	12,613,252	42,783,888	427,118	1,991,735

4,915,950	11,794,165	20,991,215	52,239,422	720,015	2,140,113

(257,597)	(357,992)	(10,822,278)	(7,944,944)	(71,656)	(24,675)
(18,407)	(28,011)	—	—	(59,748)	(17,325)

(276,004)	(386,003)	(10,822,278)	(7,944,944)	(131,404)	(42,000)

766,391	2,902,906	1,897,367	9,860,034	99,517	444,726
109,711	416,519	—	—	9,508	164,047

242,452	337,222	10,641,515	7,789,099	71,656	24,675
18,407	28,011	—	—	59,748	17,325

(566,128)	(3,500,671)	(5,881,297)	(14,001,175)	(230,413)	(220,362)
(221,745)	(790,219)	—	—	(19,041)	(44,889)

349,088	(606,232)	6,657,585	3,647,958	(9,025)	385,522

4,989,034	10,801,930	16,826,522	47,942,436	579,586	2,483,635

45,554,217	34,752,287	177,096,441	129,154,005	9,119,425	6,635,790

$50,543,251	$45,554,217	$193,922,963	$177,096,441	$9,699,011	$9,119,425

32,084	146,001	28,224	178,421	5,271	27,965
4,694	19,926	—	—	515	9,845

10,661	18,355	163,590	143,077	3,783	1,528
814	1,551	—	—	3,176	1,078

(23,857)	(178,590)	(87,996)	(256,363)	(11,911)	(14,072)
(9,200)	(40,393)	—	—	(1,002)	(3,063)

15,196	(33,150)	103,818	65,135	(168)	23,281

DECEMBER 31, 2021	57

STATEMENTS OF CHANGES IN NET ASSETS

			Sit Small Cap
	Sit Mid Cap Growth Fund		Dividend Growth Fund
	Six Months Ended	Year	Six Months Ended	Year
	December 31, 2021	Ended	December 31, 2021	Ended
	(Unaudited)	June 30, 2021	(Unaudited)	June 30, 2021

Operations:
Net investment income (loss)	($701,210)	($941,886)	$102,724	$165,598
Net realized gain (loss) on investments and foreign currency transactions	10,176,657	22,390,062	762,192	1,358,073
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	6,198,575	44,094,365	741,269	5,771,758

Net increase (decrease) in net assets resulting from operations	15,674,022	65,542,541	1,606,185	7,295,429

Distributions from:
Net investment income and net realized gains
Common shares (Class I)	(26,173,363)	(8,583,537)	(1,404,571)	(113,108)
Common shares (Class S)	—	—	(421,862)	(24,893)

Total distributions	(26,173,363)	(8,583,537)	(1,826,433)	(138,001)

Capital share transactions:
Proceeds from shares sold
Common Shares (Class I)	607,280	2,098,452	657,912	1,343,221
Common Shares (Class S)	—	—	104,050	207,521
Reinvested distributions
Common Shares (Class I)	25,308,092	8,275,873	1,318,773	106,295
Common Shares (Class S)	—	—	407,731	23,534
Payments for shares redeemed
Common Shares (Class I)	(5,185,312)	(11,906,951)	(757,392)	(1,573,920)
Common Shares (Class S)	—	—	(92,116)	(469,090)

Increase (decrease) in net assets from capital transactions	20,730,060	(1,532,626)	1,638,958	(362,439)

Total increase (decrease) in net assets	10,230,719	55,426,378	1,418,710	6,794,989

Net assets:
Beginning of period	228,170,569	172,744,191	22,301,104	15,506,115

End of period	$238,401,288	$228,170,569	$23,719,814	$22,301,104

Capital transactions in shares:
Sold
Common Shares (Class I)	23,594	91,500	39,720	95,823
Common Shares (Class S)	—	—	6,102	14,152
Reinvested distributions
Common Shares (Class I)	1,096,063	356,565	82,836	8,203
Common Shares (Class S)	—	—	25,631	1,849
Redeemed
Common Shares (Class I)	(200,981)	(536,013)	(43,413)	(115,706)
Common Shares (Class S)	—	—	(5,431)	(32,458)

Net increase (decrease)	918,676	(87,948)	105,445	(28,137)

See accompanying notes to financial statements.

58	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Small Cap Growth Fund		Sit International Growth Fund		Sit Developing Markets Growth Fund
Six Months Ended	Year	Six Months Ended	Year	Six Months Ended	Year
December 31, 2021	Ended	December 31, 2021	Ended	December 31, 2021	Ended
(Unaudited)	June 30, 2021	(Unaudited)	June 30, 2021	(Unaudited)	June 30, 2021

($470,009)	($790,058)	($30,044)	$72,797	$40,523	$6,399

9,634,627	18,466,132	865,632	633,288	36,932	263,674

(4,405,774)	31,510,430	(218,099)	7,204,562	(1,627,115)	2,961,280

4,758,844	49,186,504	617,489	7,910,647	(1,549,660)	3,231,353

(19,675,197)	(4,398,753)	(72,739)	(61,406)	(252,776)	(34,798)
—	—	—	—	—	—

(19,675,197)	(4,398,753)	(72,739)	(61,406)	(252,776)	(34,798)

881,509	5,203,639	643,126	2,038,696	427,575	1,604,375
—	—	—	—	—	—

19,201,055	4,280,437	71,581	60,436	247,111	34,053
—	—	—	—	—	—

(8,772,533)	(9,025,408)	(986,113)	(1,608,332)	(722,983)	(1,212,118)
—	—	—	—	—	—

11,310,031	458,668	(271,406)	490,800	(48,297)	426,310

(3,606,322)	45,246,419	273,344	8,340,041	(1,850,733)	3,622,865

145,859,122	100,612,703	31,344,600	23,004,559	13,882,654	10,259,789

$142,252,800	$145,859,122	$31,617,944	$31,344,600	$12,031,921	$13,882,654

10,805	70,046	27,183	98,959	21,361	78,575
—	—	—	—	—	—

276,394	59,649	3,120	2,881	13,548	1,656
—	—	—	—	—	—

(108,935)	(125,100)	(41,347)	(78,288)	(36,238)	(61,790)
—	—	—	—	—	—

178,264	4,595	(11,044)	23,552	(1,329)	18,441

DECEMBER 31, 2021	59

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Balanced Fund

	Six Months Ended	Year Ended June 30,
	December 31, 2021 (Unaudited)	2021	2020	2019	2018	2017

Net Asset Value:
Beginning of period	$32.85	$26.37	$25.06	$23.76	$22.71	$20.40

Operations:
Net investment income [1]	0.11	0.22	0.25	0.32	0.25	0.25
Net realized and unrealized gains	2.15	6.71	2.64	1.52	1.96	2.29

Total from operations	2.26	6.93	2.89	1.84	2.21	2.54

Distributions to Shareholders:
From net investment income	(0.18)	(0.20)	(0.27)	(0.31)	(0.27)	(0.23)
From net realized gains	(1.14)	(0.25)	(1.31)	(0.23)	(0.89)	—

Total distributions	(1.32)	(0.45)	(1.58)	(0.54)	(1.16)	(0.23)

Net Asset Value
End of period	$33.79	$32.85	$26.37	$25.06	$23.76	$22.71

Total investment return [2]	6.95%	26.48%	11.91%	7.98%	9.84%	12.56%

Net assets at end of period (000’s omitted)	$76,734	$66,243	$46,658	$34,465	$37,541	$25,242

Ratios: [3]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.66%	0.74%	0.99%	1.33%	1.07%	1.18%

Portfolio turnover rate (excluding short-term securities)	19.16%[4]	38.30%	58.63%	50.45%	50.49%	50.31%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Not annualized.

60	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Dividend Growth Fund

Class I	Six Months Ended	Year Ended June 30,
	December 31, 2021 (Unaudited)	2021	2020	2019	2018	2017

Net Asset Value:
Beginning of period	$17.37	$13.48	$14.45	$16.69	$16.88	$15.82

Operations:
Net investment income [1]	0.13	0.21	0.22	0.38	0.26	0.24
Net realized and unrealized gains	1.86	4.75	0.64	0.55	1.49	2.09

Total from operations	1.99	4.96	0.86	0.93	1.75	2.33

Redemption fee [2]	—	—	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.19)	(0.21)	(0.24)	(0.40)	(0.26)	(0.23)
From net realized gains	(1.89)	(0.86)	(1.59)	(2.77)	(1.68)	(1.04)

Total distributions	(2.08)	(1.07)	(1.83)	(3.17)	(1.94)	(1.27)

Net Asset Value
End of period	$17.28	$17.37	$13.48	$14.45	$16.69	$16.88

Total investment return [3]	11.79%	38.13%	5.46%	8.37%	10.36%	15.41%

Net assets at end of period (000’s omitted)	$228,442	$207,378	$172,746	$214,204	$918,584	$1,015,920

Ratios: [4]
Expenses (without waiver)	1.00%[5]	1.00%[5]	1.00%[5]	1.00%[5]	1.00%[5]	1.00%
Expenses (with waiver)	0.70%[5]	0.70%[5]	0.70%[5]	0.70%[5]	0.78%[5]	1.00%
Net investment income (without waiver)	1.12%	1.08%	1.30%	2.04%	1.31%	1.49%
Net investment income (with waiver)	1.42%	1.38%	1.60%	2.34%	1.53%	1.49%

Portfolio turnover rate (excluding short-term securities)	24.68%[6]	42.93%	68.43%	51.52%	68.38%	61.33%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.00% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.
[6]	Not annualized.

DECEMBER 31, 2021	61

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Dividend Growth Fund

Class S	Six Months Ended	Year Ended June 30,
	December 31, 2021 (Unaudited)	2021	2020	2019	2018	2017

Net Asset Value:
Beginning of period	$17.27	$13.40	$14.37	$16.61	$16.81	$15.76

Operations:
Net investment income [1]	0.10	0.17	0.19	0.32	0.22	0.20
Net realized and unrealized gains	1.86	4.73	0.63	0.57	1.47	2.08

Total from operations	1.96	4.90	0.82	0.89	1.69	2.28

Redemption fee	—	— [2]	— [2]	— [2]	— [2]	— [2]

Distributions to Shareholders:
From net investment income	(0.16)	(0.17)	(0.20)	(0.36)	(0.21)	(0.19)
From net realized gains	(1.89)	(0.86)	(1.59)	(2.77)	(1.68)	(1.04)

Total distributions	(2.05)	(1.03)	(1.79)	(3.13)	(1.89)	(1.23)

Net Asset Value
End of period	$17.18	$17.27	$13.40	$14.37	$16.61	$16.81

Total investment return [3]	11.64%	37.87%	5.19%	8.12%	10.06%	15.11%

Net assets at end of period (000’s omitted)	$28,500	$31,295	$29,106	$39,729	$51,331	$65,278

Ratios: [4]
Expenses (without waiver)	1.25%[5]	1.25%[5]	1.25%[5]	1.25%[5]	1.25%[5]	1.25%
Expenses (with waiver)	0.95%[5]	0.95%[5]	0.95%[5]	0.95%[5]	0.03%[5]	1.25%
Net investment income (without waiver)	0.85%	0.83%	1.05%	1.80%	1.06%	1.24%
Net investment income (with waiver)	1.15%	1.13%	1.35%	2.10%	1.28%	1.24%

Portfolio turnover rate (excluding short-term securities)	24.68%[6]	42.93%	68.43%	51.52%	68.38%	61.33%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.
[6]	Not annualized.

62	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Global Dividend Growth Fund

Class I	Six Months Ended	Year Ended June 30,
	December 31, 2021 (Unaudited)	2021	2020	2019	2018	2017

Net Asset Value:
Beginning of period	$22.47	$16.87	$16.34	$15.24	$14.54	$13.19

Operations:
Net investment income [1]	0.06	0.20	0.22	0.28	0.27	0.22
Net realized and unrealized gains	2.35	5.59	0.57	1.10	0.67	1.34

Total from operations	2.41	5.79	0.79	1.38	0.94	1.56

Redemption fee	—	—	— [2]	— [2]	—	— [2]

Distributions to Shareholders:
From net investment income	(0.14)	(0.19)	(0.26)	(0.28)	(0.24)	(0.21)

Net Asset Value
End of period	$24.74	$22.47	$16.87	$16.34	$15.24	$14.54

Total investment return [3]	10.78%	34.61%	4.93%	9.18%	6.46%	11.94%

Net assets at end of period (000’s omitted)	$46,125	$41,461	$31,361	$30,823	$28,778	$25,623

Ratios: [4]
Expenses (without waiver)	1.25%[5]	1.25%[5]	1.25%[5]	1.25%[5]	1.25%[5]	1.25%
Expenses (with waiver)	1.00%[5]	1.00%[5]	1.00%[5]	1.00%[5]	1.06%[5]	1.25%
Net investment income (without waiver)	0.26%	0.77%	1.11%	1.53%	1.59%	1.63%
Net investment income (with waiver)	0.51%	1.02%	1.36%	1.78%	1.78%	1.63%

Portfolio turnover rate (excluding short-term securities)	1.63%[6]	11.55%	22.15%	15.07%	19.80%	32.04%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.
[6]	Not annualized.

DECEMBER 31, 2021	63

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Global Dividend Growth Fund

Class S	Six Months Ended	Year Ended June 30,
	December 31, 2021 (Unaudited)	2021	2020	2019	2018	2017

Net Asset Value:
Beginning of period	$22.45	$16.85	$16.33	$15.22	$14.53	$13.18

Operations:
Net investment income [1]	0.03	0.15	0.18	0.24	0.23	0.19
Net realized and unrealized gains	2.35	5.60	0.56	1.11	0.66	1.33

Total from operations	2.38	5.75	0.74	1.35	0.89	1.52

Redemption fee	—	— [2]	— [2]	—	—	—

Distributions to Shareholders:
From net investment income	(0.10)	(0.15)	(0.22)	(0.24)	(0.20)	(0.17)

Net Asset Value
End of period	$24.73	$22.45	$16.85	$16.33	$15.22	$14.53

Total investment return [3]	10.65%	34.32%	4.60%	8.98%	6.13%	11.67%

Net assets at end of period (000’s omitted)	$4,418	$4,093	$3,391	$3,241	$3,246	$3,274

Ratios: [4]
Expenses (without waiver)	1.50%[5]	1.50%[5]	1.50%[5]	1.50%[5]	1.50%[5]	1.50%
Expenses (with waiver)	1.25%[5]	1.25%[5]	1.25%[5]	1.25%[5]	1.31%[5]	1.50%
Net investment income (without waiver)	0.01%	0.52%	0.87%	1.28%	1.33%	1.38%
Net investment income (with waiver)	0.26%	0.77%	1.12%	1.53%	1.52%	1.38%

Portfolio turnover rate (excluding short-term securities)	1.63%[6]	11.55%	22.15%	15.07%	19.80%	32.04%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.50% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.
[6]	Not annualized.

64	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Large Cap Growth Fund

	Six Months Ended	Year Ended June 30,
	December 31, 2021 (Unaudited)	2021	2020	2019	2018	2017

Net Asset Value:
Beginning of period	$63.04	$47.07	$42.53	$42.40	$40.56	$36.02

Operations:
Net investment income (loss) [1]	(0.09)	(0.06)	0.07	0.16	0.13	0.21
Net realized and unrealized gains	7.54	18.95	8.60	3.61	6.55	7.07

Total from operations	7.45	18.89	8.67	3.77	6.68	7.28

Redemption fee [2]	—	—	—	—	—	—

Distributions to Shareholders:
From net investment income	—	(0.02)	(0.12)	(0.15)	(0.17)	(0.19)
From net realized gains	(3.92)	(2.90)	(4.01)	(3.49)	(4.67)	(2.55)

Total distributions	(3.92)	(2.92)	(4.13)	(3.64)	(4.84)	(2.74)

Net Asset Value
End of period	$66.57	$63.04	$47.07	$42.53	$42.40	$40.56

Total investment return [3]	11.97%	41.12%	21.34%	10.54%	16.93%	21.18%

Net assets at end of period (000’s omitted)	$193,923	$177,096	$129,154	$116,581	$118,792	$113,620

Ratios: [4]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	(0.25%)	(0.11%)	0.17%	0.39%	0.30%	0.54%

Portfolio turnover rate (excluding short-term securities)	6.35%[5]	9.75%	14.53%	16.02%	15.02%	17.69%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

DECEMBER 31, 2021	65

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit ESG Growth Fund

Class I	Six Months Ended	Year Ended June 30,
	December 31, 2021 (Unaudited)	2021	2020	2019	2018	2017

Net Asset Value:
Beginning of period	$18.17	$13.85	$13.21	$12.37	$11.29	$10.00

Operations:
Net investment income [1]	0.02	0.12	0.12	0.17	0.16	0.11
Net realized and unrealized gains	1.41	4.30	0.74	0.83	1.03	1.20

Total from operations	1.43	4.42	0.86	1.00	1.19	1.31

Redemption fee	—	— [2]	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.08)	(0.10)	(0.17)	(0.16)	(0.11)	(0.02)
From net realized gains	(0.19)	—	(0.05)	—	—	—

Total distributions	(0.27)	(0.10)	(0.22)	(0.16)	(0.11)	(0.02)

Net Asset Value
End of period	$19.33	$18.17	$13.85	$13.21	$12.37	$11.29

Total investment return [3]	7.93%	31.97%	6.47%	8.30%	10.57%	13.13%

Net assets at end of period (000’s omitted)	$5,096	$4,841	$3,477	$3,387	$3,041	$2,349

Ratios: [4]
Expenses (without waiver)	1.25%[5]	1.25%[5]	1.25%[5]	1.25%[5]	1.25%[5]	1.25%
Expenses (with waiver)	1.00%[5]	1.00%[5]	1.00%[5]	1.00%[5]	1.06%[5]	1.25%
Net investment income (without waiver)	(0.03%)	0.48%	0.63%	1.14%	1.00%	1.01%
Net investment income (with waiver)	0.22%	0.73%	0.88%	1.38%	1.29%	1.01%

Portfolio turnover rate (excluding short-term securities)	6.20%[6]	7.39%	25.28%	9.26%	14.97%	27.60%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.
[6]	Not annualized.

66	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit ESG Growth Fund

Class S	Six Months Ended	Year Ended June 30,
	December 31, 2021 (Unaudited)	2021	2020	2019	2018	2017

Net Asset Value:
Beginning of period	$18.05	$13.78	$13.16	$12.34	$11.28	$10.00

Operations:
Net investment income [1]	— [2]	0.08	0.08	0.14	0.13	0.08
Net realized and unrealized gains	1.40	4.27	0.74	0.83	1.03	1.21

Total from operations	1.40	4.35	0.82	0.97	1.16	1.29

Distributions to Shareholders:
From net investment income	(0.06)	(0.08)	(0.15)	(0.15)	(0.10)	(0.01)
From net realized gains	(0.19)	—	(0.05)	—	—	—

Total distributions	(0.25)	(0.08)	(0.20)	(0.15)	(0.10)	(0.01)

Net Asset Value
End of period	$19.20	$18.05	$13.78	$13.16	$12.34	$11.28

Total investment return [3]	7.80%	31.61%	6.22%	8.01%	10.37%	12.79%

Net assets at end of period (000’s omitted)	$4,604	$4,279	$3,158	$2,895	$2,660	$2,321

Ratios: [4]
Expenses (without waiver)	1.50%[5]	1.50%[5]	1.50%[5]	1.50%[5]	1.50%[5]	1.50%
Expenses (with waiver)	1.25%[5]	1.25%[5]	1.25%[5]	1.25%[5]	1.31%[5]	1.50%
Net investment income (without waiver)	(0.28%)	0.23%	0.38%	0.89%	0.84%	0.76%
Net investment income (with waiver)	(0.03%)	0.48%	0.63%	1.14%	1.03%	0.76%

Portfolio turnover rate (excluding short-term securities)	6.20%[6]	7.39%	25.28%	9.26%	14.97%	27.60%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.50% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.
[6]	Not annualized.

DECEMBER 31, 2021	67

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Mid Cap Growth Fund

	Six Months Ended	Year Ended June 30,
	December 31, 2021 (Unaudited)	2021	2020	2019	2018	2017

Net Asset Value:
Beginning of period	$25.41	$19.05	$18.84	$18.96	$18.06	$15.36

Operations:
Net investment loss [1]	(0.08)	(0.10)	(0.05)	(0.03)	(0.03)	— [2]
Net realized and unrealized gains	1.72	7.44	1.64	1.79	1.71	2.86

Total from operations	1.64	7.34	1.59	1.76	1.68	2.86

Redemption fee [2]	—	—	—	—	—	—

Distributions to Shareholders:
From net investment income	—	—	—	—	— [2]	—
From net realized gains	(2.96)	(0.98)	(1.38)	(1.88)	(0.78)	(0.16)

Total distributions	(2.96)	(0.98)	(1.38)	(1.88)	(0.78)	(0.16)

Net Asset Value
End of period	$24.09	$25.41	$19.05	$18.84	$18.96	$18.06

Total investment return [3]	6.95%	38.99%	8.75%	11.76%	9.42%	18.74%

Net assets at end of period (000’s omitted)	$238,401	$228,171	$172,744	$169,099	$158,501	$156,305

Ratios: [4]
Expenses	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment loss	(0.59%)	(0.46%)	(0.27%)	(0.16%)	(0.17%)	(0.01%)

Portfolio turnover rate (excluding short-term securities)	5.04%[5]	19.54%	25.58%	27.70%	28.89%	23.02%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

68	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Dividend Growth Fund

Class I	Six Months Ended	Year Ended June 30,
	December 31, 2021 (Unaudited)	2021	2020	2019	2018	2017

Net Asset Value:
Beginning of period	$16.73	$11.39	$11.89	$12.27	$11.47	$10.00

Operations:
Net investment income [1]	0.08	0.13	0.13	0.15	0.11	0.12
Net realized and unrealized gains (losses)	1.06	5.32	(0.49)	(0.25)	0.80	1.46

Total from operations	1.14	5.45	(0.36)	(0.10)	0.91	1.58

Distributions to Shareholders:
From net investment income	(0.11)	(0.11)	(0.14)	(0.15)	(0.11)	(0.11)
From net realized gains	(1.27)	—	—	(0.13)	—	—

Total distributions	(1.38)	(0.11)	(0.14)	(0.28)	(0.11)	(0.11)

Net Asset Value
End of period	$16.49	$16.73	$11.39	$11.89	$12.27	$11.47

Total investment return [2]	7.18%	48.13%	(3.05%)	(0.54%)	8.00%	15.84%

Net assets at end of period (000’s omitted)	$18,171	$17,114	$11,786	$12,559	$14,597	$12,716

Ratios: [3]
Expenses (without waiver)	1.25%[4]	1.25%[4]	1.25%[4]	1.25%[4]	1.25%[4]	1.25%
Expenses (with waiver)	1.00%[4]	1.00%[4]	1.00%[4]	1.00%[4]	1.06%[4]	1.25%
Net investment income (without waiver)	0.69%	0.67%	0.90%	1.07%	0.75%	1.06%
Net investment income (with waiver)	0.94%	0.92%	1.15%	1.32%	0.94%	1.06%

Portfolio turnover rate (excluding short-term securities)	10.37%[5]	27.91%	27.58%	24.17%	29.74%	19.57%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.
[5]	Not annualized.

DECEMBER 31, 2021	69

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Dividend Growth Fund

Class S	Six Months Ended	Year Ended June 30,
	December 31, 2021 (Unaudited)	2021	2020	2019	2018	2017

Net Asset Value:
Beginning of period	$16.72	$11.38	$11.88	$12.26	$11.46	$10.00

Operations:
Net investment income [1]	0.06	0.10	0.10	0.12	0.08	0.09
Net realized and unrealized gains (losses)	1.05	5.32	(0.49)	(0.25)	0.80	1.45

Total from operations	1.11	5.42	(0.39)	(0.13)	0.88	1.54

Distributions to Shareholders:
From net investment income	(0.08)	(0.08)	(0.11)	(0.12)	(0.08)	(0.08)
From net realized gains	(1.27)	—	—	(0.13)	—	—

Total distributions	(1.35)	(0.08)	(0.11)	(0.25)	(0.08)	(0.08)

Net Asset Value
End of period	$16.48	$16.72	$11.38	$11.88	$12.26	$11.46

Total investment return [2]	7.10%	47.73%	(3.30%)	(0.80%)	7.74%	15.46%

Net assets at end of period (000’s omitted)	$5,549	$5,187	$3,720	$3,981	$3,882	$3,461

Ratios: [3]
Expenses (without waiver)	1.50%[4]	1.50%[4]	1.50%[4]	1.50%[4]	1.50%[4]	1.50%
Expenses (with waiver)	1.25%[4]	1.25%[4]	1.25%[4]	1.25%[4]	1.31%[4]	1.50%
Net investment income (without waiver)	0.45%	0.42%	0.64%	0.82%	0.51%	0.81%
Net investment income (with waiver)	0.70%	0.67%	0.89%	1.07%	0.70%	0.81%

Portfolio turnover rate (excluding short-term securities)	10.37%[5]	27.91%	27.58%	24.17%	29.74%	19.57%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Total Fund expenses are limited to 1.50% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.
[5]	Not annualized.

70	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Growth Fund

	Six Months Ended	Year Ended June 30,
	December 31, 2021 (Unaudited)	2021	2020	2019	2018	2017

Net Asset Value:
Beginning of period	$82.14	$56.81	$55.46	$57.18	$54.18	$45.59

Operations:
Net investment loss [1]	(0.27)	(0.44)	(0.28)	(0.25)	(0.29)	(0.24)
Net realized and unrealized gains	2.50	28.28	3.38	2.88	7.01	8.91

Total from operations	2.23	27.84	3.10	2.63	6.72	8.67

Redemption fee	—	— [2]	— [2]	— [2]	— [2]	— [2]

Distributions to Shareholders:
From net realized gains	(11.57)	(2.51)	(1.75)	(4.35)	(3.72)	(0.08)

Net Asset Value
End of period	$72.80	$82.14	$56.81	$55.46	$57.18	$54.18

Total investment return [3]	3.40%	49.65%	5.68%	6.45%	12.68%	19.06%

Net assets at end of period (000’s omitted)	$142,253	$145,859	$100,613	$99,630	$100,038	$90,817

Ratios: [4]
Expenses	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment loss	(0.64%)	(0.62%)	(0.53%)	(0.47%)	(0.51%)	(0.47%)

Portfolio turnover rate (excluding short-term securities)	8.45%[5]	30.54%	25.74%	26.34%	29.01%	29.08%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

DECEMBER 31, 2021	71

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit International Growth Fund

	Six Months Ended	Year Ended June 30,
	December 31, 2021 (Unaudited)	2021	2020	2019	2018	2017

Net Asset Value:
Beginning of period	$23.27	$17.38	$17.13	$16.75	$16.23	$14.48

Operations:
Net investment income (loss) [1]	(0.02)	0.05	0.06	0.16	0.19	0.14
Net realized and unrealized gains	0.47	5.89	0.36	0.40	0.47	1.68

Total from operations	0.45	5.94	0.42	0.56	0.66	1.82

Redemption fee	—	—	— [2]	—	— [2]	— [2]

Distributions to Shareholders:
From net investment income	(0.06)	(0.05)	(0.17)	(0.18)	(0.14)	(0.07)

Net Asset Value
End of period	$23.66	$23.27	$17.38	$17.13	$16.75	$16.23

Total investment return [3]	1.92%	34.18%	2.43%	3.55%	4.06%	12.64%

Net assets at end of period (000’s omitted)	$31,618	$31,345	$23,005	$23,463	$23,875	$22,618

Ratios: [4]
Expenses	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income (loss)	(0.19%)	0.26%	0.35%	0.97%	1.11%	0.97%

Portfolio turnover rate (excluding short-term securities)	3.21%[5]	12.61%	13.38%	27.38%	16.35%	39.23%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

72	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Developing Markets Growth Fund

	Six Months Ended	Year Ended June 30,
	December 31, 2021 (Unaudited)	2021	2020	2019	2018	2017

Net Asset Value:
Beginning of period	$21.40	$16.28	$16.21	$17.25	$15.23	$12.26

Operations:
Net investment income (loss) [1]	0.06	0.01	0.26	0.10	0.03	(0.02)
Net realized and unrealized gains (losses)	(2.49)	5.17	0.11	(0.90)	2.24	3.02

Total from operations	(2.43)	5.18	0.37	(0.80)	2.27	3.00

Redemption fee	—	—	— [2]	—	— [2]	—

Distributions to Shareholders:
From net investment income	(0.02)	(0.02)	(0.30)	(0.08)	—	(0.03)
From net realized gains	(0.37)	(0.04)	—	(0.16)	(0.25)	—

Total distributions	(0.39)	(0.06)	(0.30)	(0.24)	(0.25)	(0.03)

Net Asset Value
End of period	$18.58	$21.40	$16.28	$16.21	$17.25	$15.23

Total investment return [3]	(11.29%)	31.79%	2.20%	(4.43%)	14.94%	24.56%

Net assets at end of period (000’s omitted)	$12,032	$13,883	$10,260	$9,996	$11,027	$9,561

Ratios: [4]
Expenses (without waiver)	2.00%[5]	2.00%[5]	2.00%[5]	2.00%[5]	2.00%[5]	2.00%
Expenses (with waiver)	1.40%[5]	1.40%[5]	1.40%[5]	1.40%[5]	1.54%[5]	2.00%
Net investment income (without waiver)	0.03%	(0.55%)	1.05%	0.03%	(0.26%)	(0.18%)
Net investment income (with waiver)	0.63%	0.05%	1.65%	0.63%	0.20%	(0.18%)

Portfolio turnover rate (excluding short-term securities)	0.89%[6]	7.52%	4.15%	10.28%	30.30%	19.67%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 2.00% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.
[6]	Not annualized.

DECEMBER 31, 2021	73

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended December 31, 2021

(1)	Organization

Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Balanced, Sit Dividend Growth, Sit Global Dividend Growth, Sit ESG Growth, Sit Small Cap Dividend Growth, Sit Small Cap Growth, Sit International Growth, and Sit Developing Markets Growth are series funds of Sit Mutual Funds, Inc.

This report covers the equity funds of the Sit Mutual Funds (the Funds). Each fund has 10 billion authorized shares of capital stock with a par value of $0.001. The investment objective for each Fund is as follows:

Fund	Investment Objective

Balanced	Long-term growth consistent with the preservation of principal and to provide regular income.
Dividend Growth	Provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Global Dividend Growth	Provide current income that exceeds the dividend yield of the MSCI World Index that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Large Cap Growth	Maximize long-term capital appreciation.
ESG Growth	Maximize long-term capital appreciation.
Mid Cap Growth	Maximize long-term capital appreciation.
Small Cap Dividend Growth	Provide current income that exceeds the yield of the Russell 2000® Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Small Cap Growth	Maximize long-term capital appreciation.
International Growth	Maximize long-term growth.
Developing Markets Growth	Maximize long-term capital appreciation.

The Dividend Growth, Global Dividend Growth, ESG Growth and Small Cap Dividend Growth Funds offer Class I and Class S shares. Both classes of shares have identical voting, dividend, and liquidation rights. The distribution fee differs among classes, the Class S shares have a 0.25% distribution fee, whereas Class I has no distribution fee. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

(2)	Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Investments in Securities

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Equity securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, at the last reported bid price. The sale and bid prices or prices deemed best to reflect fair value quoted by dealers who make markets in these securities are obtained from independent pricing services. Consistent with the Funds’ valuation policies and procedures, debt securities maturing in more than 60 days are priced by an independent pricing service. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds as applicable. When market quotations are not readily available, or when the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good

74	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

faith using procedures established by the Board of Directors. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Debt securities of sufficient credit quality maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value.

Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on an accrual basis, including level-yield amortization of long-term bond premium and discount using the effective yield method.

Fair Value Measurements

The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

• Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

• Level 2 – debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, U.S. government and government agency obligations, and municipal securities the pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For asset-backed securities and mortgage-backed securities, the pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For foreign equities, the pricing services adjust closing prices by applying a systematic process for events occurring after the close of the foreign exchange by utilizing such inputs as Depositary Receipts, quoted prices for similar securities, exchange rates, and certain indexes. All of these inputs are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

• Level 3 – significant unobservable inputs, including the Adviser’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the levels for the Funds’ investments as of December 31, 2021 is included with the Funds’ schedule of investments.

Foreign Currency Translations and Forward Foreign Currency Contracts

The fair value of securities and other assets and liabilities denominated in foreign currencies for Global Dividend Growth, ESG Growth, International Growth and Developing Markets Growth Funds are translated daily into U.S. dollars at the closing rate of exchange (approximately 4:00 p.m. Eastern Time). Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

The Global Dividend Growth, ESG Growth, International Growth and Developing Markets Growth Funds may enter into forward foreign currency exchange contracts generally for operational purposes, but the Adviser may occasionally utilize contracts to protect against adverse exchange rate fluctuation. Any gains (losses) generated by these contracts are disclosed separately on the statement of operations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

DECEMBER 31, 2021	75

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended December 31, 2021 (Continued)

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required. In order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis. Also, the Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of December 31, 2021, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns remain subject to examination by the Internal Revenue Service and state departments of revenue until such time as the applicable statute of limitations for audit has expired. For example, U.S. tax returns are generally subject to audit for three years from the date they are filed.

At December 31, 2021, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)	Cost of Securities on a Tax Basis
Balanced	$24,915,714	($881,896)	$24,033,818	$53,297,923
Dividend Growth	84,333,300	(1,000,391)	83,332,909	173,383,395
Global Dividend Growth	25,096,428	(486,913)	24,609,515	25,902,127
Large Cap Growth	129,346,505	(2,268,265)	127,078,240	67,462,511
ESG Growth	4,265,266	(93,258)	4,172,008	5,582,253
Mid Cap Growth	133,938,648	(5,619,344)	128,319,304	109,928,000
Small Cap Dividend Growth	8,667,174	(430,637)	8,236,537	15,662,220
Small Cap Growth	71,559,917	(4,192,061)	67,367,856	76,103,440
International Growth	13,107,863	(712,433)	12,395,430	19,168,979
Developing Markets Growth	4,932,124	(977,778)	3,954,346	8,074,587

Net investment income and net realized gains differ for financial statement and tax purposes because of corporate actions on shares held and/or losses deferred due to “wash sale” transactions. A “wash sale” occurs when a Fund sells a security that it has acquired within a period beginning thirty days before and ending thirty days after the date of sale (a sixty one day period). The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. The tax character of distributions paid during the fiscal years ended June 30, 2021 and 2020 was as follows:

76	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Year Ended June 30, 2021:

	Ordinary Income	Long Term Capital Gain	Total
Balanced	$503,459	$381,513	$884,972
Dividend Growth (Class I)	2,537,370	10,512,017	13,049,387
Dividend Growth (Class S)	332,660	1,610,976	1,943,636
Global Dividend Growth (Class I)	357,992	—	357,992
Global Dividend Growth (Class S)	28,011	—	28,011
Large Cap Growth	63,677	7,881,267	7,944,944
ESG Growth (Class I)	24,675	—	24,675
ESG Growth (Class S)	17,325	—	17,325
Mid Cap Growth	—	8,583,537	8,583,537
Small Cap Dividend Growth (Class I)	113,108	—	113,108
Small Cap Dividend Growth (Class S)	24,893	—	24,893
Small Cap Growth	—	4,398,753	4,398,753
International Growth	61,406	—	61,406
Developing Markets Growth	10,868	23,930	34,798

Year Ended June 30, 2020:

	Ordinary Income	Long Term Capital Gain	Total
Balanced	$486,523	$1,649,782	$2,136,305
Dividend Growth (Class I)	4,432,308	20,913,570	25,345,878
Dividend Growth (Class S)	695,533	3,711,611	4,407,144
Global Dividend Growth (Class I)	495,881	—	495,881
Global Dividend Growth (Class S)	45,123	—	45,123
Large Cap Growth	313,002	10,438,682	10,751,684
ESG Growth (Class I)	43,224	12,226	55,450
ESG Growth (Class S)	33,888	10,635	44,523
Mid Cap Growth	—	12,018,685	12,018,685
Small Cap Dividend Growth (Class I)	143,293	—	143,293
Small Cap Dividend Growth (Class S)	37,709	—	37,709
Small Cap Growth	—	3,070,107	3,070,107
International Growth	227,001	—	227,001
Developing Markets Growth	185,000	—	185,000

As of June 30, 2021, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)
Balanced	$337,898	$1,473,172	—	$20,989,945
Dividend Growth	916,937	17,192,755	—	74,185,367
Global Dividend Growth	160,875	—	($923,233)	20,280,850
Large Cap Growth	4,575	5,800,286	—	114,464,424
ESG Growth	28,275	3,721	—	3,744,883
Mid Cap Growth	—	18,477,383	(566,334)	121,952,897
Small Cap Dividend Growth	90,525	1,079,506	—	7,497,662
Small Cap Growth	1,227,477	11,949,841	—	71,793,183
International Growth	72,738	—	(789,016)	12,590,642
Developing Markets Growth	5,204	214,377	—	5,565,072

DECEMBER 31, 2021	77

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended December 31, 2021 (Continued)

Net capital loss carryovers and late year losses, if any, as of June 30, 2021, are available to offset future realized capital gains and thereby reduce future capital gains distributions. The Funds’ are permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward retain their character as either short-term or long-term capital losses. The net capital loss carryovers and the late year losses deferred as of June 30, 2021, were as follows:

	Unlimited Period of Net		Late Year
	Capital Loss Carryover		Losses Deferred
	Short-Term	Long-Term	Ordinary	Capital
Global Dividend Growth	$923,233	—	—	—
Mid Cap Growth	—	—	$566,334	—
International Growth	789,016	—	—	—

For the year ended June 30, 2021, the Funds’ utilized capital losses and expired capital losses as follows:

	Utilized	Expired
Global Dividend Growth	$124,673	—
Small Cap Dividend Growth	253,454	—
International Growth	633,347	—
Developing Markets Growth	26,562	—

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced, Dividend Growth, Global Dividend Growth and Small Cap Dividend Growth Funds and declared and paid annually for Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, Large Cap Growth and ESG Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Concentration of Investments

The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income it generates, as well as the Fund’s ability to repatriate such amounts.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results for the respective periods. Actual results could differ from those estimates.

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

78	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

(3)	Investment Security Transactions

The cost of purchases and proceeds from sales and maturities of investment securities, other than short-term securities, for the six months ended December 31, 2021, were as follows:

	Purchases		Proceeds
	U.S. Government	Other	U.S. Government	Other
Balanced	$5,333,564	$11,037,767	$3,132,107	$10,221,644
Dividend Growth	—	60,188,085	—	69,469,489
Global Dividend Growth	—	761,896	—	1,217,901
Large Cap Growth	—	11,678,930	—	15,170,092
ESG Growth	—	566,613	—	707,996
Mid Cap Growth	—	12,462,646	—	19,683,158
Small Cap Dividend Growth	—	2,489,015	—	2,309,770
Small Cap Growth	—	12,053,607	—	20,582,954
International Growth	—	990,415	—	1,638,094
Developing Markets Growth	—	111,004	—	312,167

(4)	Affiliated Fees and Transactions

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The current fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

		Net of Adviser’s
	Management Fees	Voluntary Fee Waiver
Balanced	1.00%	N/A
Dividend Growth Fund Class I and Class S	1.00%	0.70%
Global Dividend Growth Fund Class I and Class S	1.25%	1.00%
Large Cap Growth	1.00%	N/A
ESG Growth Fund Class I and Class S	1.25%	1.00%
Mid Cap Growth	1.25%	N/A
Small Cap Dividend Growth Fund Class I and Class S	1.25%	1.00%
Small Cap Growth	1.50%	N/A
International Growth	1.50%	N/A
Developing Markets Growth	2.00%	1.40%

SIA is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, 12b-1 fees and other transaction charges relating to investing activities).

In addition to the annual management fees, the Class S shares of Dividend Growth, Global Dividend Growth, ESG Growth and Small Cap Dividend Growth Funds also have a 0.25% annual distribution (12b-1) fee, which is used to pay for distribution fees related to the sale and distribution of its shares.

Effective October 1, 2017, the Adviser has agreed to limit the management fee of the Dividend Growth Fund to 0.70%, the Global Dividend Growth Fund to 1.00%, the ESG Growth Fund to 1.00%, the Small Cap Dividend Growth Fund to 1.00% and the Developing Markets Growth Fund to 1.40% for the period through June 30, 2022 of the Fund’s daily average net assets, respectively.

DECEMBER 31, 2021	79

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended December 31, 2021 (Continued)

Transactions with affiliates

The Adviser, affiliates of the Adviser, directors and officers of the Funds as a whole owned the following shares as of December 31, 2021:

	Shares	% Shares Outstanding
Balanced	393,145	17.3
Dividend Growth	1,747,490	11.8
Global Dividend Growth	512,950	25.1
Large Cap Growth	825,699	28.4
ESG Growth	465,661	92.5
Mid Cap Growth	4,944,999	50.0
Small Cap Dividend Growth	707,241	49.2
Small Cap Growth	1,172,729	60.0
International Growth	779,724	58.4
Developing Markets Growth	306,928	47.4

(5)	Capital Share Activity

Short-Term Trading (Redemption) Fees

The Funds (except Balanced) charge a redemption fee equal to 2.00% of the proceeds on shares held for less than 30 calendar days. The fee is retained by the Fund for the benefit of its long-term shareholders and accounted for as an addition to paid in capital. For the six months ended December 31, 2021, the Funds received the following redemption fees:

	Class I	Class S
Dividend Growth	$1	$—
Large Cap Growth	2	—
Mid Cap Growth	1,119	—

80	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 to December 31, 2021.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period * (7/1/21- 12/31/21)

Balanced Fund
Actual	$1,000	$1,069.40	$5.22
Hypothetical	$1,000	$1,020.16	$5.09

Dividend Growth Fund
Actual
Class I	$1,000	$1,117.90	$3.74
Class S	$1,000	$1,116.40	$5.07
Hypothetical
Class I	$1,000	$1,021.68	$3.57
Class S	$1,000	$1,020.42	$4.84

Global Dividend Growth Fund
Actual
Class I	$1,000	$1,107.80	$5.31
Class S	$1,000	$1,106.40	$6.64
Hypothetical
Class I	$1,000	$1,020.16	$5.09
Class S	$1,000	$1,018.90	$6.36

Large Cap Growth Fund
Actual	$1,000	$1,119.60	$5.34
Hypothetical	$1,000	$1,020.16	$5.09

ESG Growth Fund
Actual
Class I	$1,000	$1,079.30	$5.24
Class S	$1,000	$1,078.00	$6.55
Hypothetical
Class I	$1,000	$1,020.16	$5.09
Class S	$1,000	$1,018.90	$6.36

Mid Cap Growth Fund
Actual	$1,000	$1,069.60	$6.52
Hypothetical	$1,000	$1,018.90	$6.36

Small Cap Dividend Growth Fund
Actual
Class I	$1,000	$1,071.90	$5.22
Class S	$1,000	$1,071.10	$6.53
Hypothetical
Class I	$1,000	$1,020.16	$5.09
Class S	$1,000	$1,018.90	$6.36

DECEMBER 31, 2021	81

EXPENSE EXAMPLE (Unaudited) (Continued)

	Beginning Account Value (7/1/21)	Ending Account Value (12/31/21)	Expenses Paid During Period * (7/1/21- 12/31/21)

Small Cap Growth Fund
Actual	$1,000	$1,034.00	$7.69
Hypothetical	$1,000	$1,017.64	$7.63

International Growth Fund
Actual	$1,000	$1,019.20	$7.63
Hypothetical	$1,000	$1,017.64	$7.63

Developing Markets Growth Fund
Actual	$1,000	$887.10	$6.66
Hypothetical	$1,000	$1,018.15	$7.12

*

Expenses are equal to the Fund’s annualized expense ratio of 0.70% for the Dividend Growth, Class I Fund; 0.95% for the Dividend Growth, Class S Fund; 1.00%, for the Balanced, Global Dividend Growth, Class I, Large Cap Growth, ESG Growth, Class I, and Small Cap Dividend Growth, Class I Funds; 1.25% for Global Dividend Growth, Class S, ESG Growth, Class S, Mid Cap Growth, and Small Cap Dividend Growth, Class S Funds; 1.40% for Developing Markets Growth Fund and 1.50% for Small Cap Growth, and International Growth Funds, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period.)

82	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

ADDITIONAL INFORMATION

PROXY VOTING

A description of the policies and procedures that Sit Investment uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.sitfunds.com, without charge by calling 800-332-5580 and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. The Funds’ proxy voting record is available without charge by calling 800-332-5580 and on the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June.

QUARTERLY SCHEDULE OF INVESTMENTS SCHEDULES

Each Fund files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of investments, as filed on Form N-PORT, is also available on its website at www.sitfunds.com, or without charge by calling 800-332-5580.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

At their joint meeting held on October 25, 2021, the Boards of Directors (the “Boards”) of the Sit Mutual Funds (the “Funds”) reviewed the Funds’ liquidity risk management program (the “Program”) pursuant to the Liquidity Rule. Sit Investment Associates, Inc. (“SIA”), the investment adviser to the Funds, serves as the Program Administrator and provided the Boards with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation and any material changes to the Program as of September 30, 2021 (the “Report”).

The Report described its liquidity classification methodology and the determination that a Highly Liquid Investment Minimum is not currently necessary for any Fund. The Report also noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing, and periodically reviewing liquidity risk, as follows:

A. Each Fund’s investment strategy and liquidity of investments during both normal and reasonably foreseeable stressed conditions: SIA reviewed each Fund’s strategy and the determinations that each strategy remains appropriate for an open-end fund. This determination was based on each Fund’s holding’s liquidity, diversification, and average position size.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: The Report indicated that it considered historical net redemption activity and shareholder ownership concentration and distribution channels to determine each Fund’s Reasonably Anticipated Trading Size. It was also noted that each Fund has adopted an in-kind redemption policy which may be utilized to meet large redemption requests.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The report reviewed each Fund’s holdings of cash and cash equivalents, available borrowing arrangements if any, and other funding sources.

There were no material changes to the Program during the past year. The Report stated that SIA concluded that the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Funds’ prospectuses for more information regarding a Fund’s exposure to liquidity risk and other risks to which it may be subject.

DECEMBER 31, 2021	83

ADDITIONAL INFORMATION (Continued)

RE-APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

At their joint meeting held on October 25, 2021, the Boards of Directors (the “Boards”) of Sit Mid Cap Growth Fund, Inc., Sit Large Cap Growth Fund, Inc., Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit ESG Growth Fund, Sit Small Cap Growth Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund and Sit Small Cap Dividend Growth Fund (each a “Fund” and collectively, the “Funds”) unanimously approved the continuation for another one-year period of the investment management agreements entered into by and between Sit Investment Associates, Inc. (“SIA”) and each of Sit Mid Cap Growth Fund, Inc., dated November 1, 1996; Sit Large Cap Growth Fund, Inc., dated November 1, 1996; and Sit Mutual Funds Inc., dated November 1, 1992 (collectively, the “Agreements”).

In advance of the October 25, 2021 meeting, the Boards requested and received materials from SIA to assist them in considering the re-approval of the Agreements. The Boards, including all of the Directors who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds (the “non-interested Directors”)), approved the Agreements after discussion and consideration of various factors relating to the Boards’ selection of SIA as the Funds’ investment adviser and the Boards’ approval of the fees to be paid under the Agreements. In evaluating the Agreements, the Directors relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of SIA and its services and personnel. The Directors did not consider any single factor as controlling in determining whether to approve the Agreements, and the items described herein are not all-encompassing of the matters considered by the Directors.

Investment Adviser Criteria. The Directors began their analysis by discussing their criteria for determining the quality of an investment adviser. The Directors’ noted that their criteria were similar to those used by institutional investors in evaluating and selecting investment advisers. The Directors discussed several factors in assessing the nature, extent and quality of the services performed by SIA, including the following:

Investment Philosophy and Process. The Directors considered SIA’s philosophy of managing assets. With respect to equity securities, the Directors noted that SIA seeks to identify growth-oriented securities issued by companies with the potential for earnings growth at a faster rate than the general economy and market indices. The Directors considered SIA’s belief that earnings growth is the primary determinant of superior long-term returns for equity securities, and that SIA invests in companies it believes exhibit above-market and consistent growth, as well as conservative and cyclical growth companies. They also considered that SIA’s active management style concentrates on the best growth opportunities at reasonable valuation levels. The Directors determined that the Funds’ investment objectives are consistent with SIA’s investment philosophy and growth style. The Directors reviewed the Funds’ portfolio characteristics and noted that SIA consistently managed the Funds in a growth style. The Directors found no indication in reviewing the Funds’ portfolio characteristics of style drift away from growth stocks over market cycles. The Directors noted that, in periods during which growth stocks have generally under-performed relative to value stocks, Fund performance may not rank favorably in comparisons with other funds investing in value stocks.

The Directors discussed SIA’s consistent and well-defined investment process. With respect to equity securities, the Directors noted that SIA utilizes a team-based, top-down and bottom-up investment decision making process.

Investment Professionals. The Directors discussed the experience, knowledge and organizational stability of SIA and its investment professionals. The Directors noted that SIA’s senior professionals are actively involved in the investment process and have significant investment industry experience.

The Directors discussed the depth of SIA’s investment staff, noting that SIA has over 30 investment professionals. Given the investment products offered by SIA and SIA’s amount of assets under management, the Directors determined that SIA’s investment staff is well positioned to meet the current needs of its clients, including the Funds, and to accommodate growth in its number of clients and assets under management for the near future. The Directors concluded that the depth of SIA’s investment staff, and in particular senior management and investment analysts, is actually greater than the Funds currently require at their present asset size. The Directors noted that SIA has the resources of an investment firm with over $17.2 billion in assets under management working for the benefit of the Funds’ shareholders. The Directors concluded that SIA has substantial resources to provide services to the Funds and that SIA’s services had been acceptable.

84	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Investment Performance. The Directors reviewed and discussed the Funds’ investment performance on an absolute and comparable basis for various periods as discussed below. The Directors noted that the investment performance of the Funds has generally been competitive with indices and other funds with similar investment styles as the Funds, such as equity growth funds.

Corporate Culture. The Directors discussed SIA’s corporate values and commitment to operate under the highest ethical and professional standards. They considered that SIA’s culture is set and practiced by senior management of SIA who insist that all SIA professionals exhibit honesty and integrity. The Directors noted that SIA’s values are evident in the services it provides to the Funds.

Review of Specific Factors. The Directors continued their analysis by reviewing specific information on SIA and the Funds, and the specific terms of the Agreements, including the following:

Investment Performance. The Directors reviewed the investment performance of each Fund for the 3-month, 6-month, year-to-date, 1-year, 5-year, 10-year (as applicable) and since inception periods ended September 30, 2021, both on an absolute basis and on a comparative basis to indices and mutual funds within the same investment categories. As noted above, the Directors concluded that the investment performance of the Funds has been competitive in relation to funds with similar objectives and strategies.

Fees and Expenses. The Directors noted that the Funds pay SIA a monthly fee and SIA is responsible for all of the Funds’ expenses, except interest, brokerage commissions and transaction charges, certain extraordinary expenses, and fees paid under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act for Class S shares of Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit Small Cap Dividend Growth Fund, and Sit ESG Growth Fund. The Directors reviewed fees paid in prior years and the current fees to be paid under the Agreements both before and after fee waivers with respect to Sit Developing Markets Growth Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit Small Cap Dividend Growth Fund and Sit ESG Growth Fund. The Directors considered that SIA had agreed to implement new fee waivers for certain Funds and increase the amount of existing fee waivers for other Funds in an effort to reduce those Funds’ respective expense ratios.

The Directors compared each Fund’s expense ratio to (i) the average and median expense ratios of no-load mutual funds within the same Morningstar, Inc. (“Morningstar”) investment category, (ii) the average expense ratio for load funds within the Fund’s Morningstar category, and (iii) the average expense ratio for all funds within the Fund’s Morningstar category. Certain of the Fund’s expense ratios were higher than the averages, and certain of the Fund’s expense ratios were lower than the averages. The Directors noted that the Morningstar no-load categories include funds of various asset sizes, some of which are significantly larger in assets than the Funds. The Directors found each Fund’s total expense ratio to be within an acceptable range compared to the total expense ratios of other no-load funds within the Fund’s Morningstar category. The Directors concluded that the fees paid by the Funds are reasonable and appropriate.

The Directors reviewed the extent to which the fees to be paid under the Agreements by each Fund may be affected by an increase in the Fund’s assets, which included reviewing each Fund’s current and historical assets and the likelihood and magnitude of future increases in the Fund’s assets. The Directors agreed that it is appropriate that the Funds benefit from improved economies of scale as the Funds’ assets increase. However, the Directors concluded that, given the amount of the Funds’ current assets and the likelihood and magnitude of future increases in the Funds’ assets, a graduated fee structure for each Fund was unnecessary at the time because the fees to be paid under the current Agreements were reasonable and appropriate.

The Directors reviewed the expenses paid by SIA relating to the operations of the Funds, and SIA’s income with respect to its management of the Funds for the past two calendar years. The Directors concluded that the expenses paid were appropriate and that SIA’s profit margin with respect to the management of the Funds was acceptable.

The Directors reviewed SIA’s investment advisory fee schedule for investment management services provided to other clients. The Directors compared the services provided to the Funds and other clients of SIA and its affiliates and recognized that the Funds’ expenses are borne by SIA except as noted above. The Directors concluded that the fees paid by the Funds in relation to the fees paid by other clients of SIA and its affiliates were appropriate and reasonable.

The Directors discussed the extent to which SIA receives ancillary benefits from its relationship with the Funds, such as soft dollar arrangements by which brokers provide research services to SIA as a result of brokerage generated by the Funds. The Boards concluded

DECEMBER 31, 2021	85

ADDITIONAL INFORMATION (Continued)

that any benefits SIA receives from its relationship with the Funds are well within industry norms, are reflected in the amount of the fees paid by the Funds to SIA and are appropriate and reasonable.

Non-Advisory Services. The Directors considered the quality of non-advisory services which SIA provides to the Funds (and their shareholders) and the quality and depth of SIA’s non-investment personnel who provide such services. The Directors concluded that the level of such services and the quality and depth of such personnel are acceptable and consistent with industry standards.

Finally, the Directors considered the compliance staff and the regulatory history of SIA and the Funds and concluded that both are acceptable and consistent with industry standards.

Based on these conclusions, without any single conclusion being dispositive, the Directors, including the non-interested Directors by separate vote, determined that renewal of the Agreements was in the interest of each Fund and its shareholders.

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DECEMBER 31, 2021	87

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88	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Semi-Annual Report December 31, 2021

INVESTMENT ADVISER Sit Investment Associates, Inc. 80 S. Eighth Street Suite 3300 Minneapolis, MN 55402	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM KPMG LLP Minneapolis, MN

CUSTODIAN The Bank Of New York Mellon 111 Sanders Creek Parkway Syracuse, NY 13057	GENERAL COUNSEL Faegre Drinker Biddle & Reath LLP Minneapolis, MN

TRANSFER AGENT AND DISBURSING AGENT BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581

Sit Mutual Funds

1-800-332-5580 www.sitfunds.com

SIT STOCK 12-2021

Item 2:	Code of Ethics. Not applicable to Semi-Annual Report.

Item 3:	Audit Committee Financial Expert. Not applicable to Semi-Annual Report.

Item 4:	Principal Accountant Fees and Services. Not applicable to Semi-Annual Report.

Item 5:	Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:	Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:	Portfolio Managers of Closed-End Management Companies.

Not applicable to open-end investment companies.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:	Controls and Procedures -

(a) Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

b) There were no changes in the Registrant’s internal control over financial reporting as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits:

(a) The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b) Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Mutual Funds, Inc.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date February 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date February 24, 2022

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit
Chairman

Date February 24, 2022